Exhibit 99.1

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                 $1,428,871,000
                                Approximate(1)(4)
                                 GSAMP 2005-HE4
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

            Overview of the Offered Certificates
            ------------------------------------

               Approximate       Primary     Expected      Initial                                                 Expected
  Offered       Principal      Collateral     Credit    Pass-Through   Estimated Avg.       Principal               Ratings
Certificates  Balance(1)(4)       Group      Support       Rate(5)     Life (yrs)(2)   Payment Window(2)(3)  S&P / Fitch / Moody's
------------  --------------  -------------  --------   -------------  --------------  --------------------  ---------------------
    A-1A        $299,327,000     Group I        24.55%  LIBOR + [__]%            2.40     09/05 - 01/13          AAA/ AAA/Aaa
    A-1B         $74,832,000     Group I        24.55%  LIBOR + [__]%            2.40     09/05 - 01/13          AAA/ AAA/Aaa
    A-2A        $390,155,000    Group II        24.55%  LIBOR + [__]%            1.00     09/05 - 06/07          AAA/ AAA/Aaa
    A-2B        $258,695,000    Group II        24.55%  LIBOR + [__]%            3.00     06/07 - 02/11          AAA/ AAA/Aaa
    A-2C         $94,755,000    Group II        24.55%  LIBOR + [__]%            6.93     02/11 - 01/13          AAA/ AAA/Aaa
    M-1          $58,517,000  Groups I & II     20.60%  LIBOR + [__]%            5.12     03/09 - 01/13          AA+/[AA+]/Aa1
    M-2          $55,555,000  Groups I & II     16.85%  LIBOR + [__]%            5.06     01/09 - 01/13          AA+/[AA]/Aa2
    M-3          $37,777,000  Groups I & II     14.30%  LIBOR + [__]%            5.03     12/08 - 01/13          AA/[AA-]/Aa3
    M-4          $26,667,000  Groups I & II     12.50%  LIBOR + [__]%            5.02     11/08 - 01/13           AA-/[A+]/A1
    M-5          $26,666,000  Groups I & II     10.70%  LIBOR + [__]%            5.00     11/08 - 01/13            A+/[A]/A2
    M-6          $23,704,000  Groups I & II      9.10%  LIBOR + [__]%            5.00     10/08 - 01/13            A/[A-]/A3
    B-1          $25,184,000  Groups I & II      7.40%  LIBOR + [__]%            4.99     10/08 - 01/13         A-/[BBB+]/Baa1
    B-2          $18,519,000  Groups I & II      6.15%  LIBOR + [__]%            4.99     10/08 - 01/13         BBB+/[BBB]/Baa2
    B-3          $19,999,000  Groups I & II      4.80%  LIBOR + [__]%            4.98     09/08 - 01/13         BBB/[BBB-]/Baa3
    B-4          $18,519,000  Groups I & II      3.55%  LIBOR + [__]%            4.97     09/08 - 01/13         BBB-/[BB+]/Ba1
------------  --------------  -------------  --------   -------------  --------------  --------------------  ---------------------
   Total      $1,428,871,000

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 10% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.

(3) The rated final distribution date for the certificates is the Distribution Date in August 2035.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

      Selected Mortgage Pool Data(6)
      ------------------------------

                                                              Group I                       Group II
                                                   Adjustable                     Adjustable
                                                   Rate             Fixed Rate    Rate              Fixed Rate    Aggregate
------------------------------------------------   ------------    -----------    ------------    ------------    --------------
Scheduled Principal Balance:                       $441,952,996    $58,576,900    $814,636,104    $180,118,015    $1,495,284,015
Number of Mortgage Loans:                                 2,806            813           3,487           1,704             8,810
Average Scheduled Principal Balance:                   $157,503        $72,050        $233,621        $105,703          $169,726
Weighted Average Gross Coupon:                            7.255%         8.736%          7.364%          7.990%            7.452%
Weighted Average Net Coupon((7)):                         6.715%         8.226%          6.854%          7.480%            6.942%
Weighted Average Current FICO Score:                        621            633             627             638               627
Weighted Average Original LTV Ratio(8):                   81.20%         56.56%          82.66%          64.09%            78.97%
Weighted Average Combined Original LTV Ratio(8):          81.27%         87.29%          82.68%          84.56%            82.67%
Weighted Average Std. Remaining Term (months):              361            311             363             339               358
Weighted Average Seasoning (months):                          2              2               2               1                 2
Weighted Average Months to Roll(9):                          25            N/A              23             N/A                24
Weighted Average Gross Margin(9):                          6.35%           N/A            6.37%            N/A              6.36%
Weighted Average Initial Rate Cap(9):                      2.70%           N/A            2.56%            N/A              2.61%
Weighted Average Periodic Rate Cap(9):                     1.31%           N/A            1.30%            N/A              1.30%
Weighted Average Gross Max. Lifetime Rate(9):             13.61%           N/A           13.71%            N/A             13.67%
------------------------------------------------   ------------    -----------    ------------    ------------    --------------

(6) All percentages related to the Mortgage Loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(8) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio, and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans plus the original principal balance of the related first lien mortgage loan, to the value of the mortgaged property.

(9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from Fremont Investment & Loan ("Fremont") (48.42%), various other sellers, each comprising of less than 10% (29.78%) and purchased through the Goldman Sachs Residential Mortgage Conduit (21.80%).

o Credit support for the certificates will be provided through a senior/subordinate structure, initial overcollateralization of 3.55% and excess spread.

o Upon completion of servicing transfers (scheduled to occur by November 1, 2005), all of the Mortgage Loans will be serviced by JPMorgan Chase Bank, National Association ("JPMorgan"). JPMorgan's servicer ratings are Strong (S&P), RPS1 (Fitch) and SQ1 (Moody's).

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE4" and on Bloomberg as "GSAMP 05-HE4".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,418,229,729. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of [4.4625]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:        August 25, 2005

Cut-off Date:                 August 1, 2005

Statistical Calculation Date: July 1, 2005

Expected Pricing Date:        On or before August 17, 2005

First Distribution Date:      September 26, 2005

Key Terms
---------

Offered Certificates:         Class A, Class M and Class B Certificates

LIBOR Certificates:           The Offered Certificates

Class A-1 Certificates:       Class A-1A and Class A-1B Certificates

Class A-2 Certificates:       Class A-2A, Class A-2B and Class A-2C Certificates

Class A Certificates:         Class A-1 and Class A-2 Certificates

Class M Certificates:         Class M-1, Class M-2, Class M-3, Class M-4, Class
                              M-5 and Class M-6 Certificates

Class B Certificates:         Class B-1, Class B-2, Class B-3 and Class B-4
                              Certificates

Class R Certificates:         Class R-1 and Class R-2 Certificates. The Class R
                              Certificates are not offered hereby.

Depositor:                    GS Mortgage Securities Corp.

Lead Manager:                 Goldman, Sachs & Co.

Servicer:                     Upon completion of servicing transfers (scheduled
                              to occur by November 1, 2005), JPMorgan.

Trustee:                      Deutsche Bank National Trust Company

Custodians:                   Wells Fargo Bank, N.A., Deutsche Bank National
                              Trust Company and JPMorgan

Swap Provider:                TBD

Servicing Fee Rate:           50 bps

Trustee Fee Rate:             No more than 1 bp

Expense Fee Rate:             The Servicing Fee Rate and the Trustee Fee Rate

Distribution Date:            25th day of the month or the following Business
                              Day

Rated Final Distribution

Date: For all certificates, the Distribution Date occurring in August 2035.

Mortgage Loans:               The trust will consist of two groups of subprime,
                              fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:       Approximately $500,529,896 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac.

Group II Mortgage Loans:      Approximately $994,754,119 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Record Date:                  For any Distribution Date, the last business day
                              of the Interest Accrual Period. With respect to the Class R Certificates, the last business day of the month preceding the month in which the Distribution Date occurs.

Delay Days:                   0 day delay on all certificates

Day Count:                    Actual/360 basis

Prepayment Period:            The calendar month prior to the Distribution Date

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Interest Accrual Period:      The prior Distribution Date to the day prior to
                              the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                   Adjustable rate mortgage loans: CPR starting at 5%
                              CPR in the first month of the mortgage loan (i.e.
                              loan age) and increasing to 28% CPR in month 12
                              (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter. Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 10% CPR:

                              Initial Gross WAC:(1)                     7.4525%
                                   Less Expense Fee Rate:               0.5100%
                                                                        -------
                              Net WAC:(1)                               6.9425%
                                   Less Initial Swap Outflow:(2)        0.7944%
                                   Less Initial Wtd. Avg.
                                   Certificate Coupon (Approx.):(2)     3.7896%
                                                                        -------
                              Initial Excess Spread:(1)                 2.3585%

                               (1) This amount will vary on each Distribution
                                   Date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                               (2) Assumes 1-month LIBOR equal to 3.625%,
                                   initial marketing spreads and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:           Yes, as to principal and interest, subject to
                              recoverability

Compensating Interest:        The Servicer will pay compensating interest up to
                              the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) the aggregate
                              Servicing Fee received by such Servicer for that Distribution Date.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call

Rating Agencies:              Standard & Poor's Ratings Services, a division of
                              The McGraw-Hill Companies, Inc., Moody's Investors
                              Service, Inc. and Fitch, Inc. will each
                              rate all of the Offered Certificates.

Minimum Denomination:         $25,000 with regard to each of the Offered
                              Certificates

Legal Investment:             It is anticipated that the Offered Certificates
                              will not be SMMEA eligible

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This advice is written to support the promotion or marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your particular circumstances from an independent tax advisor.

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                              Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.55% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 7.10% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and
(B) the later to occur of:

(x) the Distribution Date occurring in September 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 49.10%.

  Class      Initial Subordination Percentage(1)       Stepdown Date Percentage
  -----      -----------------------------------       ------------------------
    A                      24.55%                               49.10%
   M-1                     20.60%                               41.20%
   M-2                     16.85%                               33.70%
   M-3                     14.30%                               28.60%
   M-4                     12.50%                               25.00%
   M-5                     10.70%                               21.40%
   M-6                      9.10%                               18.20%
   B-1                      7.40%                               14.80%
   B-2                      6.15%                               12.30%
   B-3                      4.80%                                9.60%
   B-4                      3.55%                                7.10%

(1) Includes initial overcollateralization percentage.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 33.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

      Distribution Dates                                         Cumulative Realized Loss Percentage
 September 2007 - August 2008          1.70% for the first month, plus an additional 1/12th of 2.15% for each month thereafter
 September 2008 - August 2009          3.85% for the first month, plus an additional 1/12th of 2.20% for each month thereafter
 September 2009 - August 2010          6.05% for the first month, plus an additional 1/12th of 1.75% for each month thereafter
 September 2010 - August 2011          7.80% for the first month, plus an additional 1/12th of 0.45% for each month thereafter
 September 2011 and thereafter                                                   8.25%

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 25th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 1.70% or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

Step-up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and the Coupon Strip, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and the Coupon Strip, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and the Coupon Strip, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, the Coupon Strip, if necessary, net swap payments and certain swap termination payments owed to the swap provider.

40-Year Mortgage Coupon Strip ("Coupon Strip"). If, on the [120] Distribution Date or any Distribution Date thereafter where the CPR of the Mortgage Loans is equal to or less than 5%, then an amount equal to approximately [15] basis points will be subtracted from the interest remittance amount on the LIBOR Certificates and placed into a reserve fund to make a payment to certificateholders on the 360th Distribution Date to pay the certificates to zero.

40-Year Mortgage Excess Spread Reserve Fund ("Excess Spread Reserve Fund"). If the certificates are still outstanding on the 282nd Distribution Date or any Distribution Date thereafter, all monthly excess cashflow otherwise payable to the Class X certificates will be directed to a reserve fund to pay the certificates to zero on the 360th Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of:

    (1) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

    (2) the principal portion of all partial and full prepayments received during the related Prepayment Period,

    (3) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

    (4) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date for the current Distribution Date,

    (5) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

    (6) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A-1 Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata among the Class A-1A and Class A-1B Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their class certificate balance has been reduced to zero, and then to the Class A-1B Certificates, until their class certificate balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1A and Class A-1B Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2A, Class A-2B and Class A-2C Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 50.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 66.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.40% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (K) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any,

(ii)   concurrently,

       (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

       (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A2-C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)    sequentially:

       (a) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

       (b)    concurrently,

              (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above until the class certificate balances thereof have been reduced to zero and

              (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)    concurrently,

       (a) to the Class A-1 Certificates, allocated between the Class A-1A and the Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

       (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xi) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-1 Certificates being allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above and the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B4 Certificates, any Basis Risk Carry Forward Amounts for such classes,

(v) to a reserve fund, if necessary, any remaining amounts in order to build the Excess Spread Reserve, and

(vi)   to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)   to the certificateholders, to pay interest according to sections (ii),
       (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)   to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates and twelfth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

Product Type    No Penalty       1-12 Months      13-24 Months      25-36 Months      37-48 Months    49-60 Months       Total
-------------  -------------    -------------    --------------    --------------    ------------    ------------    --------------
2 YR ARM        $193,216,939      $67,962,778      $430,881,596       $17,071,995              $0              $0      $709,133,308
2 YR ARM IO       64,757,727       29,894,074       281,058,957         9,630,767               0               0       385,341,526
3 YR ARM          10,872,668        4,896,329         5,610,910        42,021,242               0               0        63,401,149
3 YR ARM IO        8,457,488        2,861,550         1,107,900        29,616,191               0               0        42,043,129
5 YR ARM           2,130,928          806,465         1,884,715         4,550,931               0               0         9,373,040
5 YR ARM IO                0                0           448,700         2,480,500               0               0         2,929,200
BALLOON 15/30      8,872,931        1,918,594        14,946,561         2,628,075               0               0        28,366,161
BALLOON 20/30         99,959           81,837           509,773                 0               0               0           691,569
BALLOON 30/40              0                0                 0           719,793               0               0           719,793
FIXED             48,064,083       23,565,163        29,661,961        90,663,597         151,664               0       192,106,467
FIXED IO           1,523,165          301,200           369,691         7,213,665               0               0         9,407,721
40 YR              7,408,109          501,851        31,575,357        12,285,637               0               0        51,770,954
-------------  -------------    -------------    --------------    --------------    ------------    ------------    --------------
Total:          $345,403,997     $132,789,841      $798,056,121      $218,882,392        $151,664              $0    $1,495,284,015
=============  =============    =============    ==============    ==============    ============    ============    ==============

Product Type    No Penalty       1-12 Months      13-24 Months      25-36 Months      37-48 Months    49-60 Months       Total
-------------  -------------    -------------    --------------    --------------    ------------    ------------    --------------
2 YR ARM               12.92%            4.55%            28.82%             1.14%           0.00%           0.00%            47.42%
2 YR ARM IO             4.33             2.00             18.80              0.64            0.00            0.00             25.77
3 YR ARM                0.73             0.33              0.38              2.81            0.00            0.00              4.24
3 YR ARM IO             0.57             0.19              0.07              1.98            0.00            0.00              2.81
5 YR ARM                0.14             0.05              0.13              0.30            0.00            0.00              0.63
5 YR ARM IO             0.00             0.00              0.03              0.17            0.00            0.00              0.20
BALLOON 15/30           0.59             0.13              1.00              0.18            0.00            0.00              1.90
BALLOON 20/30           0.01             0.01              0.03              0.00            0.00            0.00              0.05
BALLOON 30/40           0.00             0.00              0.00              0.05            0.00            0.00              0.05
FIXED                   3.21             1.58              1.98              6.06            0.01            0.00             12.85
FIXED IO                0.10             0.02              0.02              0.48            0.00            0.00              0.63
40 YR                   0.50             0.03              2.11              0.82            0.00            0.00              3.46
-------------  -------------    -------------    --------------    --------------    ------------    ------------    --------------
Total:                 23.10%            8.88%            53.37%            14.64%           0.01%           0.00%           100.00%
=============  =============    =============    ==============    ==============    ============    ============    ==============

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

Breakeven CDR Table for the Class M and Class B Certificates
------------------------------------------------------------

   The assumptions for the breakeven CDR table below are as follows:

   o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

   o 1-month and 6-month Forward LIBOR curves (as of close on August 9, 2005) are used

   o   40% loss severity

   o   There is a 6 month lag in recoveries

   o Priced to call with collateral losses calculated through the life of the applicable bond

o      The LIBOR Certificates are priced at par, Class B-4 priced at 87.169%

                                    First Dollar Loss            LIBOR Flat                 0% Return
---------   -------------------   ---------------------     ---------------------     ---------------------
Class M-1   CDR_(%)                               38.96                     39.09                     40.63
            Yield_(%)                            4.9907                    4.5472                    0.0142
            WAL                                    3.25                      3.25                      3.15
            Modified Duration                     2.982                     2.987                      2.97
            Principal Window              Nov08 - Nov08             Nov08 - Nov08             Oct08 - Oct08
            Principal Writedown         45,581.60_(0.08%)        959,149.55_(1.62%)     9,345,364.83_(15.82%)
            Total Collat Loss     351,409,534.74_(23.50%)   352,230,394.97_(23.56%)   358,938,772.19_(24.00%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class M-2   CDR_(%)                               30.02                     30.15                     31.47
            Yield_(%)                            5.0292                    4.5640                    0.0029
            WAL                                    3.83                      3.83                      3.71
            Modified Duration                     3.462                      3.47                     3.456
            Principal Window              Jun09 - Jun09             Jun09 - Jun09             May09 - May09
            Principal Writedown         83,303.43_(0.15%)      1,170,030.17_(2.09%)    10,574,347.58_(18.86%)
            Total Collat Loss     307,186,711.76_(20.54%)   308,145,584.27_(20.61%)   315,690,926.34_(21.11%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class M-3   CDR_(%)                               25.15                     25.25                     26.11
            Yield_(%)                            5.0841                    4.5474                    0.0577
            WAL                                    4.17                      4.17                      4.04
            Modified Duration                      3.73                     3.737                     3.728
            Principal Window              Oct09 - Oct09             Oct09 - Oct09             Sep09 - Sep09
            Principal Writedown         28,885.70_(0.08%)        963,304.39_(2.53%)     7,815,691.77_(20.50%)
            Total Collat Loss     276,648,055.00_(18.50%)   277,466,438.12_(18.56%)   282,724,247.37_(18.91%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class M-4   CDR_(%)                               22.09                     22.17                     22.77
            Yield_(%)                            5.1754                    4.5596                    0.0715
            WAL                                    4.42                      4.42                      4.29
            Modified Duration                      3.92                      3.93                     3.917
            Principal Window              Jan10 - Jan10             Jan10 - Jan10             Dec09 - Dec09
            Principal Writedown         51,784.59_(0.19%)        858,773.46_(3.19%)     5,971,197.12_(22.19%)
            Total Collat Loss     255,323,856.81_(17.08%)   256,027,344.18_(17.12%)   259,781,980.89_(17.37%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class M-5   CDR_(%)                               19.31                     19.39                     19.96
            Yield_(%)                            5.2454                    4.6206                    0.0717
            WAL                                    4.67                      4.67                      4.51
            Modified Duration                     4.108                     4.116                      4.11
            Principal Window              Apr10 - Apr10             Apr10 - Apr10             Mar10 - Mar10
            Principal Writedown         28,397.77_(0.11%)        898,210.23_(3.34%)     6,346,024.49_(23.58%)
            Total Collat Loss     234,013,303.62_(15.65%)   234,767,877.36_(15.70%)   238,821,715.99_(15.97%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class M-6   CDR_(%)                               17.02                     17.11                     17.59
            Yield_(%)                            5.3361                    4.5688                    0.0811
            WAL                                    4.92                      4.91                      4.74
            Modified Duration                     4.292                      4.30                     4.291
            Principal Window              Jul10 - Jul10             Jul10 - Jul10             Jun10 - Jun10
            Principal Writedown              0.00_(0.00%)      1,004,387.82_(4.20%)     5,997,833.16_(25.07%)
            Total Collat Loss     215,188,035.42_(14.39%)   216,091,071.77_(14.45%)   219,768,490.98_(14.70%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class B-1   CDR_(%)                               14.79                     14.93                     15.41
            Yield_(%)                            5.7869                    4.6070                    0.0371
            WAL                                    5.17                      5.16                      4.92
            Modified Duration                     4.423                     4.435                      4.42
            Principal Window              Oct10 - Oct10             Oct10 - Oct10             Sep10 - Sep10
            Principal Writedown         41,208.66_(0.16%)      1,763,351.81_(6.94%)     7,250,773.33_(28.53%)
            Total Collat Loss     195,044,295.78_(13.04%)   196,540,827.38_(13.14%)   200,681,068.75_(13.42%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class B-2   CDR_(%)                               13.26                     13.37                     13.71
            Yield_(%)                            5.9114                    4.6384                    0.1582
            WAL                                    5.33                      5.32                      5.07
            Modified Duration                     4.524                     4.536                      4.52
            Principal Window              Dec10 - Dec10             Dec10 - Dec10             Nov10 - Nov10
            Principal Writedown         71,007.59_(0.38%)      1,484,298.47_(7.94%)     5,547,520.42_(29.68%)
            Total Collat Loss     180,018,543.55_(12.04%)   181,250,042.29_(12.12%)   184,185,251.22_(12.32%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class B-3   CDR_(%)                               11.69                     11.85                     12.19
            Yield_(%)                            6.3770                    4.6227                    0.1313
            WAL                                     5.5                      5.46                      5.11
            Modified Duration                     4.582                      4.60                     4.576
            Principal Window              Feb11 - Feb11             Feb11 - Feb11             Jan11 - Jan11
            Principal Writedown         80,878.24_(0.40%)     2,224,841.72_(11.02%)     6,535,839.50_(32.38%)
            Total Collat Loss     163,531,661.53_(10.94%)   165,410,761.44_(11.06%)   168,621,240.90_(11.28%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class B-4   CDR_(%)                               10.37                     10.73                     10.95
            Yield_(%)                           10.1757                    4.4959                    0.1263
            WAL                                    5.67                      5.27                      4.80
            Modified Duration                     4.441                     4.473                     4.464
            Principal Window              Apr11 - Apr11             Apr11 - Apr11             Mar11 - Mar11
            Principal Writedown        64,006.56_(0.34%)      5,742,831.27_(30.73%)     8,738,689.48_(46.75%)
            Total Collat Loss     149,027,583.04_(9.97%)    153,427,528.21_(10.26%)   155,422,860.43_(10.39%)

Sensitivity Table for the Certificates - To Maturity
----------------------------------------------------

   The assumptions for the sensitivity table below are as follows:

   o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

   o   1-month and 6-month LIBOR remain static

   o   10% Clean Up Call is not exercised

                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
---------------------------   ------   ------   -------   -------   -------   -------
Class A-1A   WAL                5.08     3.50      2.62      1.96      1.36      1.18
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       317      241       181       141        36        30
Class A-1B   WAL                5.08     3.50      2.62      1.96      1.36      1.18
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       317      241       181       141        36        30
Class A-2A   WAL                1.74     1.25      1.00      0.85      0.74      0.66
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        41       28        22        18        15        13
Class A-2B   WAL                6.05     4.10      3.00      2.14      1.79      1.54
             First Prin Pay       41       28        22        18        15        13
             Last Prin Pay       135       91        68        35        29        25
Class A-2C   WAL               16.54    11.58      8.65      6.57      2.72      2.29
             First Prin Pay      135       91        68        35        29        25
             Last Prin Pay       326      255       195       154        36        30
Class M-1    WAL               10.73     7.36      5.66      5.25      7.14      5.90
             First Prin Pay       59       40        42        50        66        54
             Last Prin Pay       303      226       171       134       124       102
Class M-2    WAL               10.72     7.35      5.60      4.95      5.18      4.30
             First Prin Pay       59       40        40        46        53        44
             Last Prin Pay       296      218       165       129       104        86
Class M-3    WAL               10.69     7.33      5.56      4.79      4.65      3.87
             First Prin Pay       59       40        39        44        48        40
             Last Prin Pay       287      209       158       124       100        82
Class M-4    WAL               10.67     7.31      5.53      4.70      4.43      3.68
             First Prin Pay       59       40        39        42        46        38
             Last Prin Pay       279      202       152       119        96        79
Class M-5    WAL               10.65     7.29      5.51      4.64      4.29      3.57
             First Prin Pay       59       40        38        41        44        37
             Last Prin Pay       273      196       147       115        93        77
Class M-6    WAL               10.62     7.26      5.47      4.59      4.17      3.47
             First Prin Pay       59       40        38        40        42        35
             Last Prin Pay       265      188       142       111        89        74
Class B-1    WAL               10.57     7.22      5.44      4.53      4.08      3.39
             First Prin Pay       59       40        38        39        41        34
             Last Prin Pay       256      181       136       106        86        71
Class B-2    WAL               10.51     7.17      5.40      4.47      3.99      3.33
             First Prin Pay       59       40        38        39        40        33
             Last Prin Pay       244      173       129       100        81        67
Class B-3    WAL               10.42     7.10      5.34      4.41      3.91      3.27
             First Prin Pay       59       40        37        38        39        33
             Last Prin Pay       233      164       122        95        77        64
Class B-4    WAL               10.27     6.99      5.25      4.33      3.82      3.18
             First Prin Pay       59       40        37        38        38        32
             Last Prin Pay       218      152       113        88        71        59

Sensitivity Table for the Certificates - To Call
------------------------------------------------

   The assumptions for the sensitivity table below are as follows:

   o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

   o   1-month and 6-month LIBOR remain static

   o   10% Clean Up Call is exercised on the first possible date

                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
---------------------------   ------   ------   -------   -------   -------   -------
Class A-1A   WAL                4.82     3.29      2.46      1.84      1.36      1.18
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       177      120        89        70        36        30
Class A-1B   WAL                4.82     3.29      2.46      1.84      1.36      1.18
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       177      120        89        70        36        30
Class A-2A   WAL                1.74     1.25      1.00      0.85      0.74      0.66
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        41       28        22        18        15        13
Class A-2B   WAL                6.05     4.10      3.00      2.14      1.79      1.54
             First Prin Pay       41       28        22        18        15        13
             Last Prin Pay       135       91        68        35        29        25
Class A-2C   WAL               13.92     9.43      7.00      5.27      2.72      2.29
             First Prin Pay      135       91        68        35        29        25
             Last Prin Pay       177      120        89        70        36        30
Class M-1    WAL                9.85     6.66      5.12      4.84      4.75      3.92
             First Prin Pay       59       40        42        50        57        47
             Last Prin Pay       177      120        89        70        57        47
Class M-2    WAL                9.85     6.66      5.08      4.54      4.70      3.88
             First Prin Pay       59       40        40        46        53        44
             Last Prin Pay       177      120        89        70        57        47
Class M-3    WAL                9.85     6.66      5.06      4.40      4.34      3.61
             First Prin Pay       59       40        39        44        48        40
             Last Prin Pay       177      120        89        70        57        47
Class M-4    WAL                9.85     6.66      5.04      4.32      4.13      3.43
             First Prin Pay       59       40        39        42        46        38
             Last Prin Pay       177      120        89        70        57        47
Class M-5    WAL                9.85     6.66      5.04      4.28      4.00      3.33
             First Prin Pay       59       40        38        41        44        37
             Last Prin Pay       177      120        89        70        57        47
Class M-6    WAL                9.85     6.66      5.02      4.24      3.90      3.24
             First Prin Pay       59       40        38        40        42        35
             Last Prin Pay       177      120        89        70        57        47
Class B-1    WAL                9.85     6.66      5.02      4.21      3.82      3.18
             First Prin Pay       59       40        38        39        41        34
             Last Prin Pay       177      120        89        70        57        47
Class B-2    WAL                9.85     6.66      5.02      4.18      3.76      3.14
             First Prin Pay       59       40        38        39        40        33
             Last Prin Pay       177      120        89        70        57        47
Class B-3    WAL                9.85     6.66      5.01      4.16      3.72      3.10
             First Prin Pay       59       40        37        38        39        33
             Last Prin Pay       177      120        89        70        57        47
Class B-4    WAL                9.85     6.66      5.00      4.15      3.68      3.06
             First Prin Pay       59       40        37        38        38        32
             Last Prin Pay       177      120        89        70        57        47

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on August 9 2005,
(ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

         Distribution                                Distribution                                Distribution
Period       Date       Excess Spread (%)   Period       Date       Excess Spread (%)   Period       Date       Excess Spread (%)
------   ------------   -----------------   ------   ------------   -----------------   ------   ------------   -----------------
     1      Sep-05                 2.3157       49      Sep-09                 5.0404       97      Sep-13                 4.5525
     2      Oct-05                 2.3280       50      Oct-09                 5.1848       98      Oct-13                 4.7270
     3      Nov-05                 2.3134       51      Nov-09                 5.0232       99      Nov-13                 4.5367
     4      Dec-05                 2.3265       52      Dec-09                 5.1697      100      Dec-13                 4.7114
     5      Jan-06                 2.3054       53      Jan-10                 4.9891      101      Jan-14                 4.5218
     6      Feb-06                 2.3051       54      Feb-10                 5.0236      102      Feb-14                 4.5406
     7      Mar-06                 2.3682       55      Mar-10                 5.4836      103      Mar-14                 5.0902
     8      Apr-06                 2.2930       56      Apr-10                 5.0130      104      Apr-14                 4.5525
     9      May-06                 2.3139       57      May-10                 5.1647      105      May-14                 4.7456
    10      Jun-06                 2.2803       58      Jun-10                 5.0054      106      Jun-14                 4.5770
    11      Jul-06                 2.3072       59      Jul-10                 5.1610      107      Jul-14                 4.7867
    12      Aug-06                 2.2635       60      Aug-10                 5.0224      108      Aug-14                 4.6261
    13      Sep-06                 2.2543       61      Sep-10                 4.9925      109      Sep-14                 4.6402
    14      Oct-06                 2.2895       62      Oct-10                 5.1554      110      Oct-14                 4.8334
    15      Nov-06                 2.2326       63      Nov-10                 4.9863      111      Nov-14                 4.6689
    16      Dec-06                 2.2778       64      Dec-10                 5.1471      112      Dec-14                 4.8628
    17      Jan-07                 2.2046       65      Jan-11                 4.9499      113      Jan-15                 4.6994
    18      Feb-07                 2.2074       66      Feb-11                 4.9908      114      Feb-15                 4.7405
    19      Mar-07                 2.3908       67      Mar-11                 5.4822      115      Mar-15                 5.2860
    20      Apr-07                 2.1893       68      Apr-11                 4.9782      116      Apr-15                 4.7706
    21      May-07                 2.2505       69      May-11                 5.1382      117      May-15                 4.9630
    22      Jun-07                 2.1920       70      Jun-11                 4.9655      118      Jun-15                 4.8050
    23      Jul-07                 3.5433       71      Jul-11                 5.1354      119      Jul-15                 5.0110
    24      Aug-07                 3.9245       72      Aug-11                 4.9703      120      Aug-15                 4.8597
    25      Sep-07                 3.9409       73      Sep-11                 4.9659
    26      Oct-07                 4.0776       74      Oct-11                 5.1287
    27      Nov-07                 3.9392       75      Nov-11                 4.9574
    28      Dec-07                 4.0820       76      Dec-11                 5.1184
    29      Jan-08                 4.5000       77      Jan-12                 4.9264
    30      Feb-08                 4.7645       78      Feb-12                 4.9628
    31      Mar-08                 5.0446       79      Mar-12                 5.2910
    32      Apr-08                 4.7627       80      Apr-12                 4.9489
    33      May-08                 4.9018       81      May-12                 5.1085
    34      Jun-08                 4.7932       82      Jun-12                 4.9326
    35      Jul-08                 5.1197       83      Jul-12                 5.1119
    36      Aug-08                 5.0232       84      Aug-12                 4.9451
    37      Sep-08                 5.0192       85      Sep-12                 4.9370
    38      Oct-08                 5.1053       86      Oct-12                 5.0979
    39      Nov-08                 4.9635       87      Nov-12                 4.9203
    40      Dec-08                 5.1217       88      Dec-12                 5.0819
    41      Jan-09                 5.0193       89      Jan-13                 4.9080
    42      Feb-09                 5.0444       90      Feb-13                 4.5782
    43      Mar-09                 5.4934       91      Mar-13                 5.1138
    44      Apr-09                 5.0361       92      Apr-13                 4.5632
    45      May-09                 5.1834       93      May-13                 4.7359
    46      Jun-09                 5.0303       94      Jun-13                 4.5484
    47      Jul-09                 5.1974       95      Jul-13                 4.7413
    48      Aug-09                 5.0487       96      Aug-13                 4.5602

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (iii) day count convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

        Distribution    WAC Cap    Group I Cap  Group II Cap          Distribution    WAC Cap      Group I Cap    Group II Cap
Period      Date          (%)          (%)          (%)       Period      Date          (%)            (%)            (%)
------  ------------  -----------  -----------  ------------  ------  ------------  -----------  ---------------  ------------
     1     Sep-05         21.5919      21.5433       21.6163      49     Sep-09         12.7161          12.8988       12.6260
     2     Oct-05         21.5755      21.5253       21.6007      50     Oct-09         13.0707          13.2604       12.9772
     3     Nov-05         21.3553      21.3068       21.3796      51     Nov-09         12.6702          12.8561       12.5785
     4     Dec-05         21.2862      21.2362       21.3114      52     Dec-09         13.0353          13.2438       12.9324
     5     Jan-06         21.0057      20.9575       21.0298      53     Jan-10         12.6843          12.9093       12.5734
     6     Feb-06         20.7854      20.7373       20.8095      54     Feb-10         12.6662          12.8896       12.5561
     7     Mar-06         20.8454      20.7923       20.8720      55     Mar-10         13.8683          14.1166       13.7459
     8     Apr-06         20.2477      20.1999       20.2716      56     Apr-10         12.6230          12.8482       12.5121
     9     May-06         20.0306      19.9815       20.0553      57     May-10         12.9828          13.2164       12.8678
    10     Jun-06         19.5726      19.5252       19.5963      58     Jun-10         12.5812          12.8081       12.4695
    11     Jul-06         19.2902      19.2416       19.3144      59     Jul-10         12.9510          13.1984       12.8293
    12     Aug-06         18.7892      18.7424       18.8126      60     Aug-10         12.5696          12.8310       12.4409
    13     Sep-06         18.4068      18.3602       18.4301      61     Sep-10         11.6974          11.9598       11.5683
    14     Oct-06         18.1538      18.1058       18.1777      62     Oct-10         12.0841          12.3562       11.9504
    15     Nov-06         17.6691      17.6229       17.6922      63     Nov-10         11.6913          11.9555       11.5614
    16     Dec-06         17.4401      17.3926       17.4638      64     Dec-10         12.0779          12.3518       11.9433
    17     Jan-07         16.9657      16.9200       16.9884      65     Jan-11         11.6866          11.9543       11.5551
    18     Feb-07         16.6260      16.5806       16.6486      66     Feb-11         11.6919          11.9687       11.5560
    19     Mar-07         16.7320      16.6820       16.7570      67     Mar-11         12.9412          13.2486       12.7903
    20     Apr-07         15.9699      15.9245       15.9925      68     Apr-11         11.6858          11.9643       11.5491
    21     May-07         15.7955      15.7481       15.8192      69     May-11         12.0721          12.3609       11.9305
    22     Jun-07         15.3624      15.3508       15.3682      70     Jun-11         11.6796          11.9600       11.5421
    23     Jul-07         10.8612      11.2215       10.6819      71     Jul-11         12.0672          12.3595       11.9238
    24     Aug-07         11.0700      11.0209       11.0944      72     Aug-11         11.6827          11.9736       11.5401
    25     Sep-07         11.0306      10.9871       11.0522      73     Sep-11         11.6796          11.9714       11.5366
    26     Oct-07         11.2404      11.1959       11.2625      74     Oct-11         12.0657          12.3682       11.9175
    27     Nov-07         10.9230      10.8802       10.9443      75     Nov-11         11.6734          11.9670       11.5296
    28     Dec-07         11.1448      11.1170       11.1587      76     Dec-11         12.0593          12.3636       11.9103
    29     Jan-08         11.4765      11.6357       11.3974      77     Jan-12         11.6681          11.9642       11.5231
    30     Feb-08         11.6924      11.6301       11.7234      78     Feb-12         11.6698          11.9696       11.5230
    31     Mar-08         12.2659      12.2023       12.2975      79     Mar-12         12.4712          12.7927       12.3140
    32     Apr-08         11.6023      11.5434       11.6316      80     Apr-12         11.6635          11.9651       11.5160
    33     May-08         11.8563      11.8005       11.8840      81     May-12         12.0491          12.3616       11.8962
    34     Jun-08         11.5542      11.5629       11.5499      82     Jun-12         11.6572          11.9606       11.5089
    35     Jul-08         12.1018      12.4188       11.9446      83     Jul-12         12.0428          12.3570       11.8893
    36     Aug-08         12.0159      12.0940       11.9772      84     Aug-12         11.6520          11.9561       11.5035
    37     Sep-08         11.9948      12.0759       11.9546      85     Sep-12         11.6489          11.9539       11.4999
    38     Oct-08         12.3090      12.3935       12.2672      86     Oct-12         12.0339          12.3500       11.8796
    39     Nov-08         11.9403      12.0240       11.8988      87     Nov-12         11.6426          11.9494       11.4929
    40     Dec-08         12.2765      12.3973       12.2168      88     Dec-12         12.0274          12.3454       11.8723
    41     Jan-09         12.5561      12.8916       12.3901      89     Jan-13         11.6363          11.9449       11.4858
    42     Feb-09         12.7810      12.9054       12.7195      90     Feb-13         11.6331          11.9426       11.4822
    43     Mar-09         13.9619      14.1025       13.8923      91     Mar-13         12.8761          13.2197       12.7085
    44     Apr-09         12.7340      12.8619       12.6708      92     Apr-13         11.6268          11.9381       11.4751
    45     May-09         13.0835      13.2181       13.0170      93     May-13         12.0111          12.3337       11.8540
    46     Jun-09         12.6966      12.8494       12.6211      94     Jun-13         11.6205          11.9336       11.4680
    47     Jul-09         13.1168      13.3239       13.0145      95     Jul-13         12.0046          12.3290       11.8466
    48     Aug-09         12.7401      12.9219       12.6504      96     Aug-13         11.6142          11.9290       11.4609

         Distribution                 Group I Cap   Group II Cap
Period       Date       WAC Cap (%)       (%)           (%)
------   ------------   -----------   -----------   ------------
    97      Sep-13          11.6110       11.9267        11.4573
    98      Oct-13          11.9947       12.3219        11.8356
    99      Nov-13          11.6046       11.9222        11.4502
   100      Dec-13          11.9882       12.3172        11.8282
   101      Jan-14          11.5983       11.9176        11.4431
   102      Feb-14          11.5951       11.9153        11.4395
   103      Mar-14          12.8339       13.1894        12.6612
   104      Apr-14          11.5887       11.9107        11.4324
   105      May-14          11.9717       12.3053        11.8098
   106      Jun-14          11.5823       11.9061        11.4252
   107      Jul-14          11.9651       12.3006        11.8024
   108      Aug-14          11.5760       11.9015        11.4181
   109      Sep-14          11.5728       11.8992        11.4145
   110      Oct-14          11.9552       12.2934        11.7913
   111      Nov-14          11.5664       11.8946        11.4073
   112      Dec-14          11.9486       12.2887        11.7839
   113      Jan-15          11.5600       11.8899        11.4002
   114      Feb-15          11.5568       11.8876        11.3966
   115      Mar-15          12.7914       13.1587        12.6137
   116      Apr-15          11.5504       11.8830        11.3894
   117      May-15          11.9321       12.2767        11.7654
   118      Jun-15          11.5439       11.8784        11.3823
   119      Jul-15          11.9254       12.2719        11.7580
   120      Aug-15          11.5375       11.8737        11.3751

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,418,229,729. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.4625]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                  Swap Schedule

                             Swap Notional                                Swap Notional
Period   Distribution Date    Amount ($)     Period   Distribution Date    Amount ($)
------   -----------------    ------------   ------   -----------------    ------------
     1        Sep-05         1,418,229,729       38        Oct-08            51,867,453
     2        Oct-05         1,397,756,752       39        Nov-08            49,522,723
     3        Nov-05         1,372,404,400       40        Dec-08            47,283,680
     4        Dec-05         1,342,210,079       41        Jan-09            45,145,571
     5        Jan-06         1,307,256,519       42        Feb-09            43,103,857
     6        Feb-06         1,267,673,815       43        Mar-09            41,154,203
     7        Mar-06         1,223,639,563       44        Apr-09            39,292,469
     8        Apr-06         1,175,379,563       45        May-09            37,514,699
     9        May-06         1,123,167,534       46        Jun-09            35,817,117
    10        Jun-06         1,067,324,636       47        Jul-09            34,196,114
    11        Jul-06         1,008,242,710       48        Aug-09            32,648,245
    12        Aug-06           950,364,893       49        Sep-09            31,170,219
    13        Sep-06           895,536,619       50        Oct-09            29,758,892
    14        Oct-06           843,645,135       51        Nov-09            28,411,263
    15        Nov-06           794,532,622       52        Dec-09            27,124,464
    16        Dec-06           748,049,764       53        Jan-10            25,895,757
    17        Jan-07           704,055,293       54        Feb-10            24,722,526
    18        Feb-07           662,415,558       55        Mar-10            23,602,273
    19        Mar-07           623,004,092       56        Apr-10            22,532,613
    20        Apr-07           585,701,248       57        May-10            21,511,266
    21        May-07           550,393,823       58        Jun-10            20,536,058
    22        Jun-07           516,974,709       59        Jul-10            19,604,888
    23        Jul-07           149,181,579       60        Aug-10            18,715,047
    24        Aug-07           141,999,406       61    Sep-10 onwards                 0
    25        Sep-07           135,165,440
    26        Oct-07           128,662,665
    27        Nov-07           122,474,902
    28        Dec-07           116,586,769
    29        Jan-08           110,983,643
    30        Feb-08           105,651,620
    31        Mar-08           100,577,480
    32        Apr-08            95,748,653
    33        May-08            91,153,189
    34        Jun-08            86,780,134
    35        Jul-08            59,586,697
    36        Aug-08            56,894,108
    37        Sep-08            54,322,845

Selected Mortgage Loan Data(1)
------------------------------

                       The Mortgage Loans - All Collateral

 Scheduled Principal Balance:                                  $1,495,284,015
 Number of Mortgage Loans:                                              8,810
 Average Scheduled Principal Balance:                                $169,726
 Weighted Average Gross Coupon:                                        7.452%
 Weighted Average Net Coupon: (2)                                      6.942%
 Weighted Average Current FICO Score:                                     627
 Weighted Average Original LTV Ratio:                                  78.97%
 Weighted Average Combined Original LTV Ratio:                         82.67%
 Weighted Average Stated Remaining Term (months):                         358
 Weighted Average Seasoning(months):                                        2
 Weighted Average Months to Roll: (3)                                      24
 Weighted Average Gross Margin: (3)                                     6.36%
 Weighted Average Initial Rate Cap: (3)                                 2.61%
 Weighted Average Periodic Rate Cap: (3)                                1.30%
 Weighted Average Gross Maximum Lifetime Rate: (3)                     13.67%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.

                    Distribution by Current Principal Balance

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Current Principal Balance           Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
$50,000 & Below                      1,149     $35,641,915       2.38%    10.276%       637    $31,020     96.58%  65.58%     94.98%
$50,001 - $75,000                      866      54,102,834       3.62      9.059        622     62,474     87.64   67.06      90.48
$75,001 - $100,000                     888      78,174,397       5.23      8.260        622     88,034     84.90   66.45      91.03
$100,001 - $125,000                  1,015     113,963,457       7.62      7.810        620    112,279     83.48   69.80      93.74
$125,001 - $150,000                    885     121,517,471       8.13      7.598        623    137,308     82.26   66.97      90.67
$150,001 - $200,000                  1,362     237,394,466      15.88      7.430        622    174,298     82.19   63.36      93.57
$200,001 - $250,000                    832     186,352,677      12.46      7.241        625    223,982     81.37   58.36      93.10
$250,001 - $300,000                    588     161,113,037      10.77      7.087        626    274,002     82.03   56.31      94.81
$300,001 - $350,000                    391     126,724,033       8.47      7.050        629    324,102     82.33   47.35      92.44
$350,001 - $400,000                    307     114,848,708       7.68      7.054        636    374,100     81.65   47.51      95.42
$400,001 & Above                       527     265,451,021      17.75      7.042        634    503,702     81.30   43.18      95.11
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Current Rate

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Current Rate                        Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
4.99% & Below                            1        $194,530       0.01%     4.990%       721   $194,530     58.21%  100.00%   100.00%
5.00 - 5.49%                            34       9,479,249       0.63      5.280        669    278,801     76.77   78.68     100.00
5.50 - 5.99%                           255      65,609,499       4.39      5.829        655    257,292     78.37   62.19      96.70
6.00 - 6.49%                           646     153,783,472      10.28      6.270        655    238,055     79.29   64.93      97.78
6.50 - 6.99%                         1,716     398,888,775      26.68      6.764        637    232,453     80.39   61.11      94.25
7.00 - 7.49%                         1,306     268,928,039      17.99      7.245        624    205,917     81.70   54.25      92.68
7.50 - 7.99%                         1,420     267,016,642      17.86      7.723        615    188,040     83.46   48.54      90.36
8.00 - 8.49%                           637      99,278,767       6.64      8.233        606    155,854     84.39   51.00      91.68
8.50 - 8.99%                           693      87,356,064       5.84      8.738        599    126,055     87.65   55.84      90.79
9.00% & Above                        2,102     144,748,980       9.68     10.061        609     68,863     91.06   58.44      95.52
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Credit Score

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Credit Score                        Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
740 & Above                            210     $40,282,025       2.69%     6.859%       764   $191,819     83.75%  49.40%     86.40%
720 - 739                              193      31,898,216       2.13      6.968        729    165,276     83.47   48.42      93.61
700 - 719                              283      50,736,953       3.39      7.047        709    179,283     83.55   39.93      90.70
680 - 699                              540      94,441,535       6.32      7.212        689    174,892     84.18   38.03      89.17
660 - 679                              870     151,443,076      10.13      7.232        669    174,073     83.48   42.76      86.27
640 - 659                            1,161     202,309,498      13.53      7.252        649    174,255     83.24   43.01      92.21
620 - 639                            1,374     225,897,015      15.11      7.357        629    164,408     83.20   56.74      93.40
600 - 619                            1,433     237,647,593      15.89      7.430        609    165,839     83.55   68.35      96.26
580 - 599                            1,303     218,808,517      14.63      7.532        590    167,927     81.98   74.22      96.94
560 - 579                              669     110,328,482       7.38      8.001        570    164,916     82.05   66.45      97.46
540 - 559                              393      70,341,353       4.70      8.020        550    178,986     79.40   60.79      95.58
520 - 539                              254      40,373,658       2.70      8.479        530    158,951     78.22   61.98      98.02
500 - 519                              124      20,177,457       1.35      8.626        510    162,721     73.30   69.67      97.57
1 - 499                                  1         292,336       0.02      8.875        471    292,336     75.00    0.00     100.00
N/A                                      2         306,301       0.02      8.841          0    153,150     67.82   54.78     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Lien

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Lien                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
First Lien                           7,315  $1,426,289,622      95.39%     7.316%       626   $194,981     81.85%  57.27%     93.30%
Second Lien                          1,495      68,994,393       4.61     10.272        650     46,150     99.57   50.49      98.36
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Combined Original LTV

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Combined Original LTV               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                         240     $40,700,213       2.72%     7.352%       600   $169,584     48.96%  39.83%     91.85%
60.01 - 70.00%                         385      78,926,020       5.28      7.396        599    205,003     66.70   44.55      88.62
70.01 - 80.00%                       3,858     777,297,860      51.98      7.049        634    201,477     79.28   53.72      95.22
80.01 - 85.00%                         649     126,476,536       8.46      7.509        602    194,879     84.47   57.43      93.22
85.01 - 90.00%                       1,373     269,313,506      18.01      7.578        620    196,150     89.76   67.15      88.50
90.01 - 95.00%                         469      71,722,341       4.80      8.055        627    152,926     94.80   62.58      92.39
95.01 - 100.00%                      1,835     130,787,509       8.75      9.270        646     71,274     99.91   64.45      98.28
100.01% & Above                          1          60,030       0.00     11.000        681     60,030    101.26    0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Original LTV

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
LTV                                 Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                       1,735    $109,694,606       7.34%     9.188%       632    $63,225     80.79%  46.53%     95.94%
60.01 - 70.00%                         385      78,926,020       5.28      7.396        599    205,003     66.70   44.55      88.62
70.01 - 80.00%                       3,858     777,297,860      51.98      7.049        634    201,477     79.28   53.72      95.22
80.01 - 85.00%                         646     126,417,718       8.45      7.507        602    195,693     84.47   57.43      93.26
85.01 - 90.00%                       1,356     268,250,503      17.94      7.569        620    197,825     89.77   67.21      88.46
90.01 - 95.00%                         395      69,086,998       4.62      7.971        626    174,904     94.81   62.49      92.50
95.01 - 100.00%                        435      65,610,311       4.39      8.269        642    150,828     99.85   78.90      97.76
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Documentation

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Documentation                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Full                                 5,503    $851,619,150      56.95%     7.402%       618   $154,755     83.73%  100.00%    93.10%
Stated                               3,090     597,568,498      39.96      7.539        639    193,388     81.24    0.00      94.49
Limited                                173      39,343,644       2.63      7.288        611    227,420     81.36    0.00      87.79
No Doc                                  17       4,621,077       0.31      6.421        697    271,828     79.66    0.00      94.37
Alt                                     27       2,131,647       0.14      8.375        641     78,950     90.43    0.00      98.72
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by Purpose

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Purpose                             Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Purchase                             5,163    $778,189,681      52.04%     7.518%       640   $150,724     84.38%  56.44%     93.97%
Cashout Refi                         3,328     668,123,429      44.68      7.361        613    200,758     80.61   57.43      92.91
Rate/term Refi                         319      48,970,905       3.28      7.656        612    153,514     83.54   58.59      95.10
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                            Distribution by Occupancy

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Occupancy                           Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Owner Occupied                       8,199  $1,398,558,068      93.53%     7.445%       625   $170,577     82.71%  56.69%    100.00%
Investor                               518      79,648,342       5.33      7.494        651    153,761     81.84   63.51       0.00
Second Home                             93      17,077,606       1.14      7.903        652    183,630     83.48   47.72       0.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Property Type

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Property Type                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Single Family                        7,107  $1,179,881,692      78.91%     7.460%       624   $166,017     82.63%  58.37%     95.33%
PUD                                    546      94,178,284       6.30      7.519        626    172,488     82.92   49.25      92.96
2 Family                               386      85,967,511       5.75      7.298        649    222,714     83.24   42.99      81.66
Condo                                  545      84,406,349       5.64      7.458        640    154,874     82.77   57.15      88.19
3-4 Family                             123      35,752,914       2.39      7.385        637    290,674     81.44   66.98      78.02
PUD Detached                            63       8,510,358       0.57      7.566        622    135,085     83.59   48.87      98.87
Manu/mobile Home                        17       3,190,428       0.21      7.072        641    187,672     78.57   61.43      68.65
PUD Attached                            11       1,812,824       0.12      7.898        642    164,802     84.69   19.50      91.84
Townhouse                                9       1,239,643       0.08      7.165        646    137,738     85.76   61.13      85.31
Condo Hi-rise                            2         193,131       0.01      7.699        714     96,566     81.11    0.00     100.00
Other                                    1         150,881       0.01      7.200        616    150,881     88.82   100.00    100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by State

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
State                               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
CA                                   1,437    $387,283,774      25.90%     7.027%       633   $269,509     80.30%  43.91%     94.75%
FL                                     970     155,751,295      10.42      7.568        624    160,568     82.67   62.65      90.47
IL                                     620      97,525,253       6.52      7.454        633    157,299     85.06   53.41      93.58
NJ                                     337      81,949,746       5.48      7.355        622    243,174     82.98   52.26      95.88
GA                                     552      71,965,888       4.81      7.953        613    130,373     86.23   66.13      87.41
NY                                     236      68,449,712       4.58      7.130        635    290,041     80.64   46.57      91.44
MD                                     268      55,730,192       3.73      7.489        616    207,948     81.56   73.41      96.35
MN                                     320      49,710,074       3.32      7.553        617    155,344     84.46   64.23      91.04
VA                                     242      47,783,775       3.20      7.502        625    197,454     81.56   61.97      94.22
TX                                     436      41,271,527       2.76      8.151        624     94,659     84.52   54.76      95.17
Other                                3,392     437,862,779      29.28      7.686        626    129,087     83.79   64.99      94.12
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                               Distribution by Zip

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Zip                                 Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60618                                   12      $3,558,115       0.24%     6.910%       690   $296,510     83.63%  19.57%    100.00%
20721                                    7       3,059,216       0.20      7.359        643    437,031     84.33   42.77     100.00
90805                                   11       2,796,338       0.19      7.359        625    254,213     74.76   26.74      79.44
96740                                    7       2,770,390       0.19      7.753        679    395,770     75.73   27.44     100.00
92508                                    7       2,752,733       0.18      6.509        629    393,248     83.99   56.87     100.00
92345                                   13       2,698,978       0.18      7.189        630    207,614     80.06   41.93     100.00
11221                                    8       2,692,408       0.18      7.391        636    336,551     81.91   50.06      84.26
95823                                   11       2,683,495       0.18      6.750        629    243,954     79.97   50.79     100.00
20603                                    8       2,633,813       0.18      7.294        623    329,227     77.50   85.98     100.00
95206                                   12       2,623,688       0.18      7.030        670    218,641     81.81   37.01      93.33
Other                                8,714   1,467,014,841      98.11      7.458        626    168,351     82.71   57.22      93.49
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                  Distribution by Remaining Months to Maturity

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Remaining Months To Maturity        Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 180                                750     $33,652,313       2.25%    10.188%       649    $44,870     97.02%  43.98%     96.15%
181 - 240                              257       9,340,708       0.62      9.968        640     36,345     94.24   53.39      98.49
241 - 360                            7,589   1,400,520,040      93.66      7.382        627    184,546     82.34   57.87      93.31
421 - 480                              214      51,770,954       3.46      7.130        613    241,920     80.02   41.19      97.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                        Distribution by Amortization Type

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Amortization Type                   of Loans   Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
2 YR ARM                             3,980    $733,177,684      49.03%     7.497%       616   $184,215     82.21%  52.68%     91.89%
2 YR ARM IO                          1,557     385,341,526      25.77      6.927        643    247,490     81.92   61.84      97.83
Fixed                                1,822     199,509,672      13.34      7.908        633    109,500     83.19   66.70      92.58
3 YR ARM                               447      71,283,328       4.77      7.654        604    159,471     83.36   58.28      88.52
3 YR ARM IO                            194      42,043,129       2.81      7.303        637    216,717     84.32   56.00      91.11
Balloon 15/30                          634      28,366,161       1.90     10.461        652     44,742     99.71   36.29      97.34
2 YR ARM BALLOON 30/40                  51      11,322,232       0.76      7.424        641    222,005     77.21   35.07      97.97
FIXED IO                                51       9,407,721       0.63      6.865        665    184,465     83.95   68.23      94.42
5 YR ARM                                39       9,058,178       0.61      6.662        643    232,261     79.08   65.42      94.84
5 YR ARM IO                             13       2,929,200       0.20      6.264        659    225,323     78.94   58.31      95.51
Other                                   22       2,845,185       0.19      8.110        682    129,327     87.41   21.95      96.49
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Initial Periodic Cap

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Initial Periodic Cap                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                           244     $42,610,690       2.85%     7.265%       620   $174,634     80.29%  37.82%     94.07%
1.01 - 1.50%                           123      30,099,140       2.01      6.999        643    244,708     81.35   41.05      98.82
1.51 - 2.00%                         1,706     403,614,331      26.99      7.196        626    236,585     81.68   63.27      93.18
2.51 - 3.00%                         4,137     762,869,824      51.02      7.393        624    184,402     82.57   53.89      93.68
3.01 - 3.50%                             8         890,718       0.06      6.854        667    111,340     83.68   30.95     100.00
3.51 - 4.00%                             1          89,909       0.01      9.375        556     89,909     90.00  100.00     100.00
4.51 - 5.00%                            10       2,232,808       0.15      6.617        648    223,281     77.30   15.25     100.00
5.51 - 6.00%                            63      13,981,991       0.94      7.515        616    221,936     83.53   41.00      86.46
6.01% & Above                            1         199,689       0.01      7.290        643    199,689     80.00  100.00     100.00
N/A                                  2,517     238,694,916      15.96      8.173        637     94,833     85.23   62.85      93.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Periodic Cap

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Periodic Cap                        Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                         3,190    $575,053,487      38.46%     7.387%       622   $180,268     82.72%  44.58%     94.12%
1.01 - 1.50%                         2,981     656,857,049      43.93      7.243        628    220,348     81.74   65.94      93.21
1.51 - 2.00%                            82      17,774,742       1.19      7.237        609    216,765     77.57   47.19      93.76
3.01% & Above                           40       6,903,822       0.46      8.466        610    172,596     90.81   53.88      84.90
N/A                                  2,517     238,694,916      15.96      8.173        637     94,833     85.23   62.85      93.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Months to Rate Reset

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Months To Rate Reset                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 12                                  10      $1,628,998       0.11%     6.710%       618   $162,900     84.65%  20.91%     84.42%
13 - 24                              5,591   1,129,675,439      75.55      7.304        626    202,052     82.06   55.67      94.00
25 - 36                                639     112,982,423       7.56      7.525        617    176,811     83.73   57.25      89.45
49 & Above                              53      12,302,240       0.82      6.563        647    232,118     79.32   62.05      95.13
N/A                                  2,517     238,694,916      15.96      8.173        637     94,833     85.23   62.85      93.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                        Distribution by Life Maximum Rate

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Life Maximum Rate                   Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
11.99% & Below                         172     $43,194,056       2.89%     5.781%       650   $251,128     77.96%  54.35%     98.75%
12.00 - 12.49%                         264      61,891,518       4.14      6.236        645    234,438     79.16   51.46      98.11
12.50 - 12.99%                         948     234,832,721      15.70      6.661        637    247,714     80.23   57.39      93.99
13.00 - 13.49%                         980     216,364,240      14.47      6.969        635    220,780     81.70   58.38      93.94
13.50 - 13.99%                       1,472     312,347,730      20.89      7.265        626    212,193     82.17   55.64      92.52
14.00 - 14.49%                         815     151,928,462      10.16      7.659        615    186,415     83.25   53.17      92.96
14.50 - 14.99%                         758     127,557,563       8.53      8.164        605    168,282     85.79   51.68      91.15
15.00 - 15.49%                         327      46,976,339       3.14      8.718        608    143,659     87.13   49.33      94.05
15.50 - 15.99%                         244      29,447,593       1.97      9.295        587    120,687     85.47   54.27      90.87
16.00% & Above                         313      32,048,877       2.14     10.211        576    102,393     81.70   79.67      97.58
N/A                                  2,517     238,694,916      15.96      8.173        637     94,833     85.23   62.85      93.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by Margin

                                                                                                        Weighted
                                                             Pct. Of    Weighted   Weighted               Avg.
                                    Number                   Pool By      Avg.       Avg.      Avg.     Combined   Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original   Full     Owner
Margin                              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
4.99% & Below                          400     $84,770,457       5.67%     6.382%       652   $211,926     80.86%  49.78%     97.37%
5.00 - 5.49%                           532     121,754,468       8.14      6.448        649    228,862     79.65   43.96      94.41
5.50 - 5.99%                           844     186,094,741      12.45      6.841        638    220,491     81.23   58.44      94.75
6.00 - 6.49%                         1,351     301,561,836      20.17      7.026        629    223,214     81.14   56.64      94.76
6.50 - 6.99%                         2,118     427,783,270      28.61      7.655        613    201,975     82.71   57.26      92.49
7.00% & Above                        1,048     134,624,328       9.00      8.913        597    128,458     87.28   60.44      89.76
N/A                                  2,517     238,694,916      15.96      8.173        637     94,833     85.23   62.85      93.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                               8,810  $1,495,284,015     100.00%     7.452%       627   $169,726     82.67%  56.95%     93.53%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

Selected Mortgage Loan Data(1)
------------------------------

               The Adjustable Rate Mortgage Loans - All Collateral

 Scheduled Principal Balance:                                     $1,256,589,100
 Number of Mortgage Loans:                                                 6,293
 Average Scheduled Principal Balance:                                   $199,680
 Weighted Average Gross Coupon:                                           7.316%
 Weighted Average Net Coupon: (2)                                         6.806%
 Weighted Average Current FICO Score:                                        625
 Weighted Average Original LTV Ratio:                                     82.15%
 Weighted Average Combined Original LTV Ratio:                            82.18%
 Weighted Average Stated Remaining Term (months):                            363
 Weighted Average Seasoning(months):                                           2
 Weighted Average Months to Roll: (3)                                         24
 Weighted Average Gross Margin: (3)                                        6.36%
 Weighted Average Initial Rate Cap: (3)                                    2.61%
 Weighted Average Periodic Rate Cap: (3)                                   1.30%
 Weighted Average Gross Maximum Lifetime Rate: (3)                        13.67%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
---------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                       114      $4,930,342       0.39%     9.344%       603    $43,249     83.93%   82.49%     82.78%
$50,001 - $75,000                     489      30,953,123       2.46      8.639        606     63,299     83.72    74.86      87.65
$75,001 - $100,000                    607      53,546,672       4.26      7.952        617     88,215     83.86    70.12      90.92
$100,001 - $125,000                   813      91,374,372       7.27      7.670        616    112,392     83.23    72.28      93.77
$125,001 - $150,000                   741     101,796,244       8.10      7.541        621    137,377     82.31    67.44      90.22
$150,001 - $200,000                 1,140     198,839,548      15.82      7.414        621    174,421     82.29    62.08      93.34
$200,001 - $250,000                   738     165,390,437      13.16      7.262        623    224,106     81.75    57.42      93.46
$250,001 - $300,000                   537     146,930,271      11.69      7.115        625    273,613     82.29    55.95      94.67
$300,001 - $350,000                   348     112,665,572       8.97      7.058        627    323,752     82.51    45.09      93.59
$350,001 - $400,000                   277     103,806,525       8.26      7.045        634    374,753     81.81    46.57      96.36
$400,001 & Above                      489     246,355,994      19.61      7.053        634    503,795     81.29    41.54      94.94
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
4.99% & Below                           1        $194,530       0.02%     4.990%       721   $194,530     58.21%  100.00%    100.00%
5.00 - 5.49%                           34       9,479,249       0.75      5.280        669    278,801     76.77    78.68     100.00
5.50 - 5.99%                          242      62,239,423       4.95      5.825        654    257,188     78.25    60.31      97.05
6.00 - 6.49%                          510     121,506,665       9.67      6.274        654    238,248     80.29    60.74      98.45
6.50 - 6.99%                        1,485     355,158,378      28.26      6.764        636    239,164     80.44    60.22      94.50
7.00 - 7.49%                        1,161     243,797,606      19.40      7.246        624    209,989     81.89    53.60      92.64
7.50 - 7.99%                        1,214     235,383,821      18.73      7.722        615    193,891     83.81    46.37      90.26
8.00 - 8.49%                          537      86,895,174       6.92      8.233        606    161,816     85.10    48.55      92.13
8.50 - 8.99%                          470      68,678,771       5.47      8.722        590    146,125     87.62    53.82      91.30
9.00% & Above                         639      73,255,483       5.83      9.775        581    114,641     85.03    67.93      95.07
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
740 & Above                           144     $31,076,145       2.47%     6.707%       765   $215,807     82.99%   42.52%     87.64%
720 - 739                             118      25,393,104       2.02      6.714        729    215,196     82.22    46.93      93.73
700 - 719                             180      41,138,131       3.27      6.819        708    228,545     82.08    40.17      90.26
680 - 699                             336      75,016,655       5.97      6.973        688    223,264     82.99    35.33      89.20
660 - 679                             553     121,195,451       9.64      7.050        669    219,160     82.74    41.33      85.64
640 - 659                             774     168,497,153      13.41      7.039        649    217,697     82.15    41.68      92.21
620 - 639                             930     186,155,702      14.81      7.181        629    200,167     82.47    54.19      93.20
600 - 619                           1,023     200,839,310      15.98      7.275        609    196,324     83.36    66.31      96.41
580 - 599                           1,018     193,502,287      15.40      7.418        590    190,081     81.81    74.08      96.80
560 - 579                             560      99,474,330       7.92      7.969        570    177,633     82.37    65.40      97.38
540 - 559                             329      60,445,924       4.81      8.015        550    183,726     80.27    60.77      95.76
520 - 539                             222      36,163,582       2.88      8.504        530    162,899     78.74    60.23      97.92
500 - 519                             103      17,092,691       1.36      8.557        511    165,948     74.42    69.99      97.13
1 - 499                                 1         292,336       0.02      8.875        471    292,336     75.00     0.00     100.00
N/A                                     2         306,301       0.02      8.841          0    153,150     67.82    54.78     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Lien                               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
First Lien                          6,285  $1,256,012,820      99.95%     7.315%       625   $199,843     82.17%   55.83%     93.59%
Second Lien                             8         576,280       0.05      9.344        673     72,035    100.00    66.01     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                        159     $30,413,907       2.42%     7.349%       596   $191,282     49.55%   34.25%     92.28%
60.01 - 70.00%                        278      60,947,396       4.85      7.455        596    219,235     66.85    40.05      87.96
70.01 - 80.00%                      3,385     697,620,779      55.52      7.040        634    206,092     79.33    52.42      95.40
80.01 - 85.00%                        525     107,482,294       8.55      7.510        597    204,728     84.49    54.46      94.33
85.01 - 90.00%                      1,193     235,981,187      18.78      7.580        618    197,805     89.77    66.49      88.47
90.01 - 95.00%                        351      63,553,009       5.06      7.948        625    181,063     94.82    61.37      92.82
95.01 - 100.00%                       402      60,590,528       4.82      8.297        639    150,723     99.89    76.95      98.49
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
LTV                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                        167     $30,990,187       2.47%     7.386%       598   $185,570     50.49%   34.84%     92.42%
60.01 - 70.00%                        278      60,947,396       4.85      7.455        596    219,235     66.85    40.05      87.96
70.01 - 80.00%                      3,385     697,620,779      55.52      7.040        634    206,092     79.33    52.42      95.40
80.01 - 85.00%                        525     107,482,294       8.55      7.510        597    204,728     84.49    54.46      94.33
85.01 - 90.00%                      1,193     235,981,187      18.78      7.580        618    197,805     89.77    66.49      88.47
90.01 - 95.00%                        351      63,553,009       5.06      7.948        625    181,063     94.82    61.37      92.82
95.01 - 100.00%                       394      60,014,248       4.78      8.287        639    152,320     99.89    77.05      98.48
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Full                                3,905    $701,588,772      55.83%     7.290%       616   $179,664     83.48%  100.00%     93.18%
Stated                              2,229     516,137,773      41.07      7.361        638    231,556     80.46     0.00      94.62
Limited                               136      32,753,818       2.61      7.258        613    240,837     81.54     0.00      85.92
No Doc                                 16       4,559,086       0.36      6.390        698    284,943     79.75     0.00      94.29
Alt                                     7       1,549,651       0.12      7.480        639    221,379     86.95     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                            Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Purchase                            3,603    $670,418,181      53.35%     7.300%       638   $186,072     83.26%   56.29%     93.84%
Cashout Refi                        2,467     546,081,444      43.46      7.314        611    221,354     80.74    55.16      93.07
Rate/term Refi                        223      40,089,475       3.19      7.599        608    179,773     83.78    57.30      96.40
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Owner Occupied                      5,824  $1,176,052,584      93.59%     7.302%       623   $201,932     82.18%   55.59%    100.00%
Investor                              403      66,789,495       5.32      7.451        649    165,731     82.27    62.95       0.00
Second Home                            66      13,747,021       1.09      7.777        646    208,288     81.84    42.43       0.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Single Family                       5,076    $991,016,171      78.87%     7.325%       622   $195,236     82.13%   56.99%     95.27%
PUD                                   406      82,879,233       6.60      7.378        624    204,136     82.67    50.19      92.82
Condo                                 386      70,477,177       5.61      7.308        638    182,583     81.91    56.74      89.77
2 Family                              272      69,782,932       5.55      7.134        647    256,555     82.81    42.24      81.97
3-4 Family                             94      30,637,824       2.44      7.307        631    325,934     81.74    66.65      77.85
PUD Detached                           31       6,338,634       0.50      7.293        622    204,472     81.86    44.35      98.49
Manu/mobile Home                       14       2,922,432       0.23      6.840        647    208,745     80.76    64.04      71.92
PUD Attached                            6       1,449,140       0.12      7.624        630    241,523     83.12    14.19     100.00
Townhouse                               6         763,014       0.06      7.501        645    127,169     88.15    36.85      76.14
Condo Hi-rise                           1         171,663       0.01      7.475        714    171,663     80.00     0.00     100.00
Other                                   1         150,881       0.01      7.200        616    150,881     88.82   100.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
State                              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
CA                                  1,083    $343,869,962      27.37%     6.856%       632   $317,516     79.56%   43.92%     94.64%
FL                                    689     126,089,986      10.03      7.458        624    183,004     82.61    61.13      90.00
IL                                    455      85,866,674       6.83      7.285        631    188,718     84.39    53.09      94.45
NJ                                    282      72,114,881       5.74      7.369        621    255,727     83.47    49.05      95.53
GA                                    402      60,138,537       4.79      7.839        613    149,598     86.37    65.56      86.65
NY                                    145      47,712,459       3.80      7.114        628    329,051     80.97    42.35      90.43
MD                                    195      45,423,940       3.61      7.447        613    232,943     81.57    71.52      96.02
MN                                    236      43,955,668       3.50      7.480        614    186,253     83.94    62.82      89.99
VA                                    171      40,432,482       3.22      7.390        622    236,447     80.71    59.44      95.17
MA                                    113      31,846,423       2.53      7.280        631    281,827     81.35    50.76      98.92
Other                               2,522     359,138,089      28.58      7.599        622    142,402     83.31    64.76      94.32
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60618                                  10      $3,383,386       0.27%     6.711%       689   $338,339     82.78%   20.58%    100.00%
20721                                   7       3,059,216       0.24      7.359        643    437,031     84.33    42.77     100.00
92508                                   7       2,752,733       0.22      6.509        629    393,248     83.99    56.87     100.00
11221                                   6       2,523,285       0.20      7.227        633    420,548     80.70    53.42      83.21
90805                                   8       2,395,927       0.19      7.186        616    299,491     73.52    31.21      76.00
95206                                   8       2,339,603       0.19      6.753        667    292,450     79.60    38.73      92.52
92503                                   7       2,326,773       0.19      7.183        638    332,396     82.11     0.00     100.00
94531                                   5       2,237,693       0.18      7.142        649    447,539     80.33    16.89     100.00
92530                                   8       2,225,349       0.18      7.377        619    278,169     84.37    51.74      88.65
92345                                  10       2,212,589       0.18      6.948        615    221,259     77.61    49.75     100.00
Other                               6,217   1,231,132,545      97.97      7.322        625    198,027     82.20    56.24      93.57
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 180                                 9        $714,280       0.06%     9.302%       684    $79,364     84.54%   53.25%    100.00%
241 - 360                           6,105   1,211,507,071      96.41      7.320        625    198,445     82.22    56.42      93.47
421 - 480                             179      44,367,749       3.53      7.160        611    247,865     81.22    39.71      96.73
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                  of Loans   Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
2 YR ARM                            3,980    $733,177,684      58.35%     7.497%       616   $184,215     82.21%   52.68%     91.89%
2 YR ARM IO                         1,557     385,341,526      30.67      6.927        643    247,490     81.92    61.84      97.83
3 YR ARM                              447      71,283,328       5.67      7.654        604    159,471     83.36    58.28      88.52
3 YR ARM IO                           194      42,043,129       3.35      7.303        637    216,717     84.32    56.00      91.11
2 YR ARM BALLOON 30/40                 51      11,322,232       0.90      7.424        641    222,005     77.21    35.07      97.97
5 YR ARM                               39       9,058,178       0.72      6.662        643    232,261     79.08    65.42      94.84
5 YR ARM IO                            13       2,929,200       0.23      6.264        659    225,323     78.94    58.31      95.51
2 YR ARM BALLOON 15/30                  9         714,280       0.06      9.302        684     79,364     84.54    53.25     100.00
3 YR ARM BALLOON 30/40                  2         404,682       0.03      6.143        697    202,341     76.24     0.00     100.00
5 YR ARM BALLOON 30/40                  1         314,862       0.03      6.490        658    314,862     90.00     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                          244     $42,610,690       3.39%     7.265%       620   $174,634     80.29%   37.82%     94.07%
1.01 - 1.50%                          123      30,099,140       2.40      6.999        643    244,708     81.35    41.05      98.82
1.51 - 2.00%                        1,706     403,614,331      32.12      7.196        626    236,585     81.68    63.27      93.18
2.51 - 3.00%                        4,137     762,869,824      60.71      7.393        624    184,402     82.57    53.89      93.68
3.01 - 3.50%                            8         890,718       0.07      6.854        667    111,340     83.68    30.95     100.00
3.51 - 4.00%                            1          89,909       0.01      9.375        556     89,909     90.00   100.00     100.00
4.51 - 5.00%                           10       2,232,808       0.18      6.617        648    223,281     77.30    15.25     100.00
5.51 - 6.00%                           63      13,981,991       1.11      7.515        616    221,936     83.53    41.00      86.46
6.01% & Above                           1         199,689       0.02      7.290        643    199,689     80.00   100.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                       Loans        Balance    Balance     Coupon     FICO     Balance     LTV     Pct. Full    Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                        3,190    $575,053,487      45.76%     7.387%       622   $180,268     82.72%   44.58%     94.12%
1.01 - 1.50%                        2,981     656,857,049      52.27      7.243        628    220,348     81.74    65.94      93.21
1.51 - 2.00%                           82      17,774,742       1.41      7.237        609    216,765     77.57    47.19      93.76
3.01% & Above                          40       6,903,822       0.55      8.466        610    172,596     90.81    53.88      84.90
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1-12                                   10      $1,628,998       0.13%     6.710%       618   $162,900     84.65%   20.91%     84.42%
13 - 24                             5,591   1,129,675,439      89.90      7.304        626    202,052     82.06    55.67      94.00
25 - 36                               639     112,982,423       8.99      7.525        617    176,811     83.73    57.25      89.45
49 & Above                             53      12,302,240       0.98      6.563        647    232,118     79.32    62.05      95.13
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate                  Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
11.99% & Below                        172     $43,194,056       3.44%     5.781%       650   $251,128     77.96%   54.35%     98.75%
12.00 - 12.49%                        264      61,891,518       4.93      6.236        645    234,438     79.16    51.46      98.11
12.50 - 12.99%                        948     234,832,721      18.69      6.661        637    247,714     80.23    57.39      93.99
13.00 - 13.49%                        980     216,364,240      17.22      6.969        635    220,780     81.70    58.38      93.94
13.50 - 13.99%                      1,472     312,347,730      24.86      7.265        626    212,193     82.17    55.64      92.52
14.00 - 14.49%                        815     151,928,462      12.09      7.659        615    186,415     83.25    53.17      92.96
14.50 - 14.99%                        758     127,557,563      10.15      8.164        605    168,282     85.79    51.68      91.15
15.00 - 15.49%                        327      46,976,339       3.74      8.718        608    143,659     87.13    49.33      94.05
15.50 - 15.99%                        244      29,447,593       2.34      9.295        587    120,687     85.47    54.27      90.87
16.00% & Above                        313      32,048,877       2.55     10.211        576    102,393     81.70    79.67      97.58
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Margin                             Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
4.99% & Below                         400     $84,770,457       6.75%     6.382%       652   $211,926     80.86%   49.78%     97.37%
5.00 - 5.49%                          532     121,754,468       9.69      6.448        649    228,862     79.65    43.96      94.41
5.50 - 5.99%                          844     186,094,741      14.81      6.841        638    220,491     81.23    58.44      94.75
6.00 - 6.49%                        1,351     301,561,836      24.00      7.026        629    223,214     81.14    56.64      94.76
6.50 - 6.99%                        2,118     427,783,270      34.04      7.655        613    201,975     82.71    57.26      92.49
7.00% & Above                       1,048     134,624,328      10.71      8.913        597    128,458     87.28    60.44      89.76
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                              6,293  $1,256,589,100     100.00%     7.316%       625   $199,680     82.18%   55.83%     93.59%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

Selected Mortgage Loan Data(1)

                 The Fixed Rate Mortgage Loans - All Collateral

 Scheduled Principal Balance:                                $238,694,916
 Number of Mortgage Loans:                                          2,517
 Average Scheduled Principal Balance:                             $94,833
 Weighted Average Gross Coupon:                                    8.173%
 Weighted Average Net Coupon: (2)                                  7.663%
 Weighted Average Current FICO Score:                                 637
 Weighted Average Original LTV Ratio:                              62.24%
 Weighted Average Combined Original LTV Ratio:                     85.23%
 Weighted Average Stated Remaining Term (months):                     333
 Weighted Average Seasoning(months):                                    2

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                    Distribution by Current Principal Balance

Weighted                                                                                                Weighted
Pct. Of                                                      Pct. Of    Weighted   Weighted               Avg.
Pool By                             Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                      of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance           Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
$50,000 & Below                     1,035     $30,711,572      12.87%    10.426%       642    $29,673     98.61%   62.87%     96.93%
$50,001 - $75,000                     377      23,149,712       9.70      9.619        642     61,405     92.87    56.64      94.27
$75,001 - $100,000                    281      24,627,725      10.32      8.929        633     87,643     87.16    58.46      91.28
$100,001 - $125,000                   202      22,589,085       9.46      8.378        637    111,827     84.52    59.76      93.58
$125,001 - $150,000                   144      19,721,227       8.26      7.893        633    136,953     81.99    64.52      92.95
$150,001 - $200,000                   222      38,554,918      16.15      7.511        627    173,671     81.68    69.98      94.75
$200,001 - $250,000                    94      20,962,241       8.78      7.082        633    223,003     78.33    65.81      90.31
$250,001 - $300,000                    51      14,182,766       5.94      6.791        639    278,093     79.34    60.02      96.26
$300,001 - $350,000                    43      14,058,460       5.89      6.985        645    326,941     80.85    65.53      83.18
$350,001 - $400,000                    30      11,042,183       4.63      7.141        650    368,073     80.16    56.29      86.58
$400,001 & Above                       38      19,095,027       8.00      6.902        636    502,501     81.43    64.28      97.38
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
---------------------------------  ------  --------------  ---------   --------   --------  ---------   --------   -----   --------
5.50 - 5.99%                           13      $3,370,076       1.41%     5.897%       675   $259,237     80.59%   96.95%     90.29%
6.00 - 6.49%                          136      32,276,808      13.52      6.257        657    237,329     75.53    80.71      95.26
6.50 - 6.99%                          231      43,730,396      18.32      6.769        646    189,309     80.00    68.40      92.20
7.00 - 7.49%                          145      25,130,433      10.53      7.239        622    173,313     79.81    60.60      93.09
7.50 - 7.99%                          206      31,632,821      13.25      7.734        621    153,557     80.83    64.72      91.11
8.00 - 8.49%                          100      12,383,593       5.19      8.228        604    123,836     79.39    68.19      88.51
8.50 - 8.99%                          223      18,677,293       7.82      8.795        632     83,755     87.75    63.30      88.91
9.00% & Above                       1,463      71,493,496      29.95     10.355        638     48,868     97.23    48.72      95.97
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
740 & Above                            66      $9,205,880       3.86%     7.372%       761   $139,483     86.35%   72.62%     82.23%
720 - 739                              75       6,505,113       2.73      7.960        729     86,735     88.36    54.22      93.14
700 - 719                             103       9,598,822       4.02      8.021        710     93,192     89.84    38.88      92.62
680 - 699                             204      19,424,880       8.14      8.131        689     95,220     88.79    48.44      89.04
660 - 679                             317      30,247,625      12.67      7.962        670     95,418     86.48    48.49      88.76
640 - 659                             387      33,812,345      14.17      8.310        649     87,370     88.65    49.64      92.20
620 - 639                             444      39,741,313      16.65      8.179        630     89,507     86.62    68.70      94.30
600 - 619                             410      36,808,283      15.42      8.275        610     89,776     84.61    79.50      95.43
580 - 599                             285      25,306,230      10.60      8.404        590     88,794     83.34    75.23      98.03
560 - 579                             109      10,854,152       4.55      8.288        569     99,579     79.07    76.10      98.27
540 - 559                              64       9,895,430       4.15      8.046        550    154,616     74.03    60.89      94.47
520 - 539                              32       4,210,077       1.76      8.266        528    131,565     73.74    77.05      98.81
500 - 519                              21       3,084,767       1.29      9.011        507    146,894     67.08    67.85     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Lien                               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
First Lien                          1,030    $170,276,802      71.34%     7.327%       631   $165,317     79.47%   67.88%     91.16%
Second Lien                         1,487      68,418,113      28.66     10.280        650     46,011     99.57    50.36      98.35
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                         81     $10,286,306       4.31%     7.359%       611   $126,991     47.22%   56.32%     90.56%
60.01 - 70.00%                        107      17,978,624       7.53      7.197        608    168,025     66.21    59.78      90.86
70.01 - 80.00%                        473      79,677,081      33.38      7.131        632    168,450     78.84    65.11      93.61
80.01 - 85.00%                        124      18,994,242       7.96      7.506        629    153,179     84.36    74.25      86.94
85.01 - 90.00%                        180      33,332,320      13.96      7.561        638    185,180     89.72    71.84      88.72
90.01 - 95.00%                        118       8,169,332       3.42      8.894        645     69,232     94.58    72.03      89.01
95.01 - 100.00%                     1,433      70,196,982      29.41     10.109        652     48,986     99.93    53.67      98.09
100.01% & Above                         1          60,030       0.03     11.000        681     60,030    101.26     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
LTV                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                      1,568     $78,704,419      32.97%     9.898%       645    $50,194     92.73%   51.14%     97.33%
60.01 - 70.00%                        107      17,978,624       7.53      7.197        608    168,025     66.21    59.78      90.86
70.01 - 80.00%                        473      79,677,081      33.38      7.131        632    168,450     78.84    65.11      93.61
80.01 - 85.00%                        121      18,935,424       7.93      7.494        629    156,491     84.36    74.30      87.21
85.01 - 90.00%                        163      32,269,317      13.52      7.486        638    197,971     89.74    72.49      88.38
90.01 - 95.00%                         44       5,533,989       2.32      8.235        643    125,772     94.69    75.33      88.81
95.01 - 100.00%                        41       5,596,063       2.34      8.078        678    136,489     99.46    98.73      90.04
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Full                                1,598    $150,030,379      62.85%     7.925%       630    $93,886     84.88%  100.00%     92.76%
Stated                                861      81,430,724      34.11      8.670        651     94,577     86.17     0.00      93.73
Limited                                37       6,589,826       2.76      7.441        600    178,103     80.42     0.00      97.10
Alt                                    20         581,996       0.24     10.759        645     29,100     99.69     0.00      95.30
No Doc                                  1          61,991       0.03      8.700        641     61,991     73.06     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                            Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Cashout Refi                          861    $122,041,985      51.13%     7.568%       624   $141,744     80.00%   67.58%     92.18%
Purchase                            1,560     107,771,500      45.15      8.880        651     69,084     91.38    57.38      94.72
Rate/term Refi                         96       8,881,430       3.72      7.914        632     92,515     82.48    64.38      89.23
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Owner Occupied                      2,375    $222,505,483      93.22%     8.196%       635    $93,687     85.48%   62.55%    100.00%
Investor                              115      12,858,847       5.39      7.716        660    111,816     79.59    66.45       0.00
Second Home                            27       3,330,585       1.40      8.421        672    123,355     90.23    69.56       0.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Single Family                       2,031    $188,865,521      79.12%     8.168%       633    $92,991     85.28%   65.62%     95.67%
2 Family                              114      16,184,580       6.78      8.004        658    141,970     85.12    46.18      80.35
Condo                                 159      13,929,172       5.84      8.217        651     87,605     87.11    59.21      80.24
PUD                                   140      11,299,051       4.73      8.553        637     80,708     84.77    42.31      93.97
3-4 Family                             29       5,115,090       2.14      7.850        676    176,382     79.67    68.92      79.08
PUD Detached                           32       2,171,724       0.91      8.363        623     67,866     88.65    62.09     100.00
Townhouse                               3         476,630       0.20      6.628        646    158,877     81.93   100.00     100.00
PUD Attached                            5         363,684       0.15      8.988        687     72,737     90.92    40.66      59.34
Manu/mobile Home                        3         267,996       0.11      9.606        575     89,332     54.71    32.91      32.91
Condo Hi-rise                           1          21,469       0.01      9.490        714     21,469     90.00     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
State                              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
CA                                    354     $43,413,813      18.19%     8.383%       644   $122,638     86.17%   43.78%     95.65%
FL                                    281      29,661,309      12.43      8.036        625    105,556     82.92    69.09      92.45
NY                                     91      20,737,253       8.69      7.164        649    227,882     79.88    56.29      93.76
GA                                    150      11,827,351       4.96      8.530        614     78,849     85.51    69.05      91.26
IL                                    165      11,658,579       4.88      8.702        648     70,658     89.95    55.73      87.21
TX                                    193      11,212,300       4.70      8.712        628     58,095     87.88    54.13      96.21
MD                                     73      10,306,252       4.32      7.672        629    141,182     81.51    81.77      97.81
NJ                                     55       9,834,865       4.12      7.253        632    178,816     79.44    75.75      98.48
VA                                     71       7,351,293       3.08      8.116        639    103,539     86.22    75.87      88.95
MA                                     52       7,172,595       3.00      8.078        643    137,935     86.80    64.53     100.00
Other                               1,032      75,519,306      31.64      8.368        637     73,178     86.92    68.92      91.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
33325                                   3      $1,350,305       0.57%     8.282%       610   $450,102     89.71%  100.00%    100.00%
60402                                   6       1,153,737       0.48      9.016        696    192,290     85.14     0.00      10.49
55128                                   7       1,050,869       0.44      6.900        674    150,124     85.73   100.00     100.00
20603                                   3         939,892       0.39      6.546        664    313,297     76.62   100.00     100.00
11747                                   2         909,194       0.38      6.691        643    454,597     77.81   100.00     100.00
96740                                   3         835,624       0.35      7.942        662    278,541     85.19    62.02     100.00
33157                                   2         831,500       0.35      7.221        611    415,750     81.16    94.21     100.00
92805                                   2         781,807       0.33      7.385        636    390,903     85.40    54.02     100.00
93550                                   5         770,480       0.32      7.986        660    154,096     87.29    49.25      50.75
20841                                   1         744,760       0.31      6.550        629    744,760     90.00   100.00     100.00
Other                               2,483     229,326,748      96.08      8.199        636     92,359     85.26    62.33      93.56
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 180                               741     $32,938,033      13.80%    10.208%       649    $44,451     97.29%   43.77%     96.07%
181 - 240                             257       9,340,708       3.91      9.968        640     36,345     94.24    53.39      98.49
241 - 360                           1,484     189,012,969      79.19      7.778        635    127,367     83.17    67.15      92.25
421 - 480                              35       7,403,205       3.10      6.954        628    211,520     72.82    50.06      98.58
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                  Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Fixed                               1,822    $199,509,672      83.58%     7.908%       633   $109,500     83.19%   66.70%     92.58%
Balloon 15/30                         634      28,366,161      11.88     10.461        652     44,742     99.71    36.29      97.34
Fixed IO                               51       9,407,721       3.94      6.865        665    184,465     83.95    68.23      94.42
Balloon 30/40                           2         719,793       0.30      6.857        698    359,896     83.31    33.90     100.00
Balloon 20/30                           8         691,569       0.29     10.071        665     86,446    100.00     0.00      85.55
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,517    $238,694,916     100.00%     8.173%       637    $94,833     85.23%   62.85%     93.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

Selected Mortgage Loan Data(1)

                           The Group I Mortgage Loans

 Scheduled Principal Balance:                                      $500,529,896
 Number of Mortgage Loans:                                                3,619
 Average Scheduled Principal Balance:                                  $138,306
 Weighted Average Gross Coupon:                                          7.402%
 Weighted Average Net Coupon: (2)                                        6.892%
 Weighted Average Current FICO Score:                                       622
 Weighted Average Original LTV Ratio:                                    78.32%
 Weighted Average Combined Original LTV Ratio:                           81.97%
 Weighted Average Stated Remaining Term (months):                           356
 Weighted Average Seasoning(months):                                          2
 Weighted Average Months to Roll: (3)                                        25
 Weighted Average Gross Margin: (3)                                       6.35%
 Weighted Average Initial Rate Cap: (3)                                   2.70%
 Weighted Average Periodic Rate Cap: (3)                                  1.31%
 Weighted Average Gross Maximum Lifetime Rate: (3)                       13.61%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
$50,000 & Below                       466     $14,125,138       2.82%    10.602%       628    $30,311     95.68%   62.31%     92.60%
$50,001 - $75,000                     396      24,883,208       4.97      9.090        617     62,836     87.10    67.17      88.73
$75,001 - $100,000                    466      41,353,307       8.26      8.049        622     88,741     84.32    69.38      89.04
$100,001 - $125,000                   563      63,323,697      12.65      7.475        623    112,475     82.94    76.19      94.03
$125,001 - $150,000                   516      70,926,621      14.17      7.312        626    137,455     81.24    69.79      91.99
$150,001 - $200,000                   484      83,864,264      16.76      7.211        617    173,273     80.70    67.36      91.13
$200,001 - $250,000                   287      64,655,053      12.92      6.994        622    225,279     79.81    61.52      87.67
$250,001 - $300,000                   214      58,750,184      11.74      6.973        616    274,534     80.38    57.28      88.55
$300,001 - $350,000                   157      50,829,152      10.16      6.796        627    323,753     80.85    51.09      88.40
$350,001 - $400,000                    48      17,483,044       3.49      6.970        629    364,230     81.72    54.13      89.18
$400,001 & Above                       22      10,336,229       2.07      6.808        645    469,829     79.30    42.75      80.37
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
4.99% & Below                           1        $194,530       0.04%     4.990%       721   $194,530     58.21%  100.00%    100.00%
5.00 - 5.49%                           20       4,518,172       0.90      5.279        653    225,909     77.30    76.74     100.00
5.50 - 5.99%                          138      27,630,490       5.52      5.830        643    200,221     76.29    68.19      93.50
6.00 - 6.49%                          313      55,818,653      11.15      6.255        640    178,334     77.96    69.79      96.52
6.50 - 6.99%                          900     159,116,151      31.79      6.780        632    176,796     79.96    65.30      89.19
7.00 - 7.49%                          779     125,489,112      25.07      7.241        621    161,090     81.45    62.09      88.21
7.50 - 7.99%                           78      10,751,056       2.15      7.735        619    137,834     87.53    59.15      73.70
8.00 - 8.49%                          221      28,744,752       5.74      8.236        596    130,067     84.67    56.02      88.00
8.50 - 8.99%                          217      23,948,137       4.78      8.735        595    110,360     89.40    58.22      83.40
9.00% & Above                         952      64,318,843      12.85     10.158        597     67,562     89.37    65.36      94.10
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
740 & Above                            74     $10,780,968       2.15%     6.894%       764   $145,689     82.50%   61.38%     73.21%
720 - 739                              77       8,618,786       1.72      7.037        728    111,932     83.51    59.55      86.53
700 - 719                              99      14,236,272       2.84      6.950        708    143,801     84.20    59.67      76.13
680 - 699                             205      27,170,473       5.43      7.077        688    132,539     82.62    50.34      86.29
660 - 679                             357      47,974,833       9.58      7.238        669    134,383     83.67    49.59      79.44
640 - 659                             449      66,375,903      13.26      7.064        649    147,831     82.39    50.07      85.25
620 - 639                             558      76,394,619      15.26      7.223        629    136,908     82.67    64.71      89.58
600 - 619                             603      83,979,985      16.78      7.289        609    139,270     82.31    69.77      95.62
580 - 599                             522      75,148,522      15.01      7.391        590    143,963     81.14    76.07      95.66
560 - 579                             327      41,641,040       8.32      8.067        569    127,343     80.88    73.30      94.97
540 - 559                             165      22,932,992       4.58      8.169        550    138,988     80.63    69.09      94.01
520 - 539                             122      16,700,484       3.34      8.662        529    136,889     78.55    76.91      97.28
500 - 519                              58       7,976,382       1.59      8.788        511    137,524     74.68    77.75      98.18
1 - 499                                 1         292,336       0.06      8.875        471    292,336     75.00     0.00     100.00
N/A                                     2         306,301       0.06      8.841          0    153,150     67.82    54.78     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Lien                               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
First Lien                          3,074    $477,780,574      95.45%     7.248%       621   $155,426     81.13%   64.96%     89.77%
Second Lien                           545      22,749,323       4.55     10.646        649     41,742     99.69    49.86      96.07
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                        115     $18,998,887       3.80%     6.996%       610   $165,208     48.06%   38.66%     93.84%
60.01 - 70.00%                        193      35,420,525       7.08      7.189        608    183,526     66.84    48.29      85.32
70.01 - 80.00%                      1,590     242,385,338      48.43      7.003        626    152,444     79.03    64.42      92.37
80.01 - 85.00%                        321      51,243,098      10.24      7.409        602    159,636     84.47    64.06      91.37
85.01 - 90.00%                        485      79,766,809      15.94      7.439        621    164,468     89.64    70.75      80.96
90.01 - 95.00%                        227      29,731,176       5.94      7.981        627    130,974     94.76    73.19      84.56
95.01 - 100.00%                       687      42,924,034       8.58      9.530        642     62,480     99.96    70.11      98.28
100.01% & Above                         1          60,030       0.01     11.000        681     60,030    101.26     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
LTV                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                        660     $41,748,210       8.34%     8.985%       631    $63,255     76.20%   44.76%     95.06%
60.01 - 70.00%                        193      35,420,525       7.08      7.189        608    183,526     66.84    48.29      85.32
70.01 - 80.00%                      1,590     242,385,338      48.43      7.003        626    152,444     79.03    64.42      92.37
80.01 - 85.00%                        319      51,208,432      10.23      7.407        602    160,528     84.47    64.09      91.43
85.01 - 90.00%                        480      79,585,039      15.90      7.434        621    165,802     89.64    70.91      80.93
90.01 - 95.00%                        190      28,907,357       5.78      7.901        626    152,144     94.76    73.64      85.09
95.01 - 100.00%                       187      21,274,995       4.25      8.394        637    113,770     99.94    90.46      99.21
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Full                                2,422    $321,718,395      64.28%     7.371%       616   $132,832     83.20%  100.00%     90.22%
Stated                              1,096     162,481,907      32.46      7.484        635    148,250     79.59     0.00      90.32
Limited                                81      14,155,807       2.83      7.241        614    174,763     82.10     0.00      83.72
No Doc                                  9       1,653,584       0.33      6.538        662    183,732     72.65     0.00      84.27
Alt                                    11         520,203       0.10      8.672        636     47,291     90.51     0.00      94.74
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                            Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Cashout Refi                        1,736    $316,249,330      63.18%     7.167%       617   $182,171     80.08%   60.32%     91.92%
Purchase                            1,714     159,084,952      31.78      7.856        634     92,815     85.51    71.80      85.77
Rate/term Refi                        169      25,195,614       5.03      7.499        614    149,086     83.28    66.47      93.72
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Owner Occupied                      3,278    $450,740,041      90.05%     7.401%       619   $137,505     81.90%   64.39%    100.00%
Investor                              291      42,144,671       8.42      7.341        649    144,827     82.16    65.97       0.00
Second Home                            50       7,645,185       1.53      7.835        660    152,904     85.11    47.91       0.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Single Family                       2,907    $390,437,665      78.00%     7.407%       620   $134,309     81.95%   66.20%     92.58%
PUD                                   280      36,111,891       7.21      7.762        621    128,971     83.07    59.54      87.51
Condo                                 219      29,252,731       5.84      7.356        631    133,574     82.25    60.80      88.25
2 Family                              135      26,535,106       5.30      7.105        645    196,556     81.95    49.22      71.54
3-4 Family                             48      12,600,823       2.52      7.197        621    262,517     78.55    59.68      64.00
PUD DETACHED                           14       2,366,012       0.47      6.899        632    169,001     83.86    65.19      95.95
Manu/mobile Home                        7       1,967,145       0.39      6.762        635    281,021     79.41    54.58      73.91
Townhouse                               8       1,107,643       0.22      7.067        648    138,455     84.06    56.50      83.56
Manufactured Housing                    1         150,881       0.03      7.200        616    150,881     88.82   100.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
State                              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
CA                                    479     $97,864,808      19.55%     6.996%       621   $204,311     77.67%   52.48%     88.42%
FL                                    361      49,552,442       9.90      7.412        624    137,264     82.46    64.55      88.05
GA                                    264      32,288,284       6.45      7.951        618    122,304     87.27    65.50      79.31
IL                                    228      31,631,991       6.32      7.076        632    138,737     83.28    60.31      93.20
NJ                                    134      28,113,330       5.62      7.086        626    209,801     81.68    52.87      94.44
MD                                    104      18,356,973       3.67      7.451        604    176,509     79.07    74.62      94.40
TX                                    211      16,947,226       3.39      8.316        618     80,319     84.48    62.27      91.03
AZ                                    125      16,441,910       3.28      7.292        632    131,535     82.89    81.04      96.99
NY                                     61      16,206,531       3.24      6.987        623    265,681     78.07    53.70      81.60
VA                                     86      14,285,040       2.85      7.258        630    166,105     81.23    68.50      92.83
Other                               1,566     178,841,361      35.73      7.598        622    114,203     83.43    71.14      91.56
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
11434                                   5      $1,452,808       0.29%     7.001%       623   $290,562     76.55%   24.90%     74.69%
11717                                   5       1,415,806       0.28      6.885        621    283,161     83.31    40.01      80.31
60618                                   5       1,402,085       0.28      7.183        694    280,417     86.55    31.38     100.00
90744                                   4       1,288,473       0.26      6.883        619    322,118     80.03    69.23      69.23
92335                                   6       1,221,966       0.24      7.432        625    203,661     76.64    60.01      89.69
93552                                   5       1,206,488       0.24      6.896        635    241,298     81.73    81.68      53.77
92404                                   6       1,177,185       0.24      7.070        606    196,197     81.25    63.68     100.00
95823                                   5       1,149,015       0.23      6.612        605    229,803     73.99    45.40     100.00
90805                                   4       1,123,385       0.22      7.127        592    280,846     77.88    66.55      48.81
92316                                   6       1,073,435       0.21      6.732        643    178,906     77.54    57.65     100.00
Other                               3,568     488,019,251      97.50      7.413        622    136,777     82.03    64.57      90.27
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 180                               322     $14,384,667       2.87%    10.493%       649    $44,673     96.86%   51.00%     92.89%
181 - 240                             171       5,494,562       1.10     10.894        634     32,132     98.06    38.02      97.43
241 - 360                           3,042     464,593,443      92.82      7.268        622    152,726     81.42    65.44      89.66
421 - 480                              84      16,057,225       3.21      7.313        605    191,157     78.98    51.60      96.35
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                  of Loans   Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
2 YR ARM                            1,719    $266,398,640      53.22%     7.285%       617   $154,973     80.63%   61.58%     88.61%
2 YR ARM IO                           576      99,673,125      19.91      6.845        637    173,044     81.31    75.13      96.39
3 YR ARM                              326      43,274,634       8.65      7.734        601    132,744     83.98    64.72      85.70
Fixed                                 514      41,756,358       8.34      8.363        623     81,238     83.86    62.10      88.88
3 YR ARM IO                           121      20,940,114       4.18      7.462        629    173,059     85.74    59.38      85.16
Balloon 15/30                         270      12,318,460       2.46     10.645        652     45,624     99.45    47.70      95.37
5 YR ARM                               23       5,270,158       1.05      6.675        628    229,137     77.36    79.27      91.13
FIXED IO                               28       4,402,124       0.88      6.897        674    157,219     85.46    75.89      90.58
2 YR ARM BALLOON 30/40                 22       3,110,937       0.62      7.036        623    141,406     74.95    56.66      92.62
5 YR ARM IO                            11       2,334,000       0.47      6.290        662    212,182     78.67    47.68      94.37
Other                                   9       1,051,347       0.21      8.322        660    116,816     81.34    15.00      90.49
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                          101     $15,996,331       3.20%     6.900%       615   $158,380     80.04%   53.61%     90.65%
1.01 - 1.50%                           45       8,363,171       1.67      6.785        639    185,848     78.16    67.27      98.13
1.51 - 2.00%                          621     117,288,657      23.43      6.964        623    188,871     80.08    70.79      87.62
2.51 - 3.00%                        1,976     288,916,187      57.72      7.352        620    146,213     81.85    64.21      90.78
3.01 - 3.50%                            6         592,851       0.12      6.670        650     98,809     81.74    27.54     100.00
3.51 - 4.00%                            1          89,909       0.02      9.375        556     89,909     90.00   100.00     100.00
4.51 - 5.00%                            8       1,892,367       0.38      6.270        663    236,546     76.20     0.00     100.00
5.51 - 6.00%                           47       8,613,834       1.72      7.792        611    183,273     84.28    39.22      85.46
6.01 & Above                            1         199,689       0.04      7.290        643    199,689     80.00   100.00     100.00
N/A                                   813      58,576,900      11.70      8.736        633     72,050     87.29    60.00      90.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                        1,549    $224,792,636      44.91%     7.330%       618   $145,121     82.07%   57.25%     91.42%
1.01 - 1.50%                        1,170     201,596,085      40.28      7.068        626    172,304     80.39    74.42      88.38
1.51 - 2.00%                           53       9,901,863       1.98      7.343        604    186,828     75.93    51.95      97.03
3.01% & Above                          34       5,662,412       1.13      8.458        607    166,542     89.77    47.71      81.59
N/A                                   813      58,576,900      11.70      8.736        633     72,050     87.29    60.00      90.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 12                                  9      $1,422,815       0.28%     6.725%       618   $158,091     84.60%   23.93%     82.17%
13 - 24                             2,318     369,000,203      73.72      7.168        623    159,189     80.74    65.29      90.81
25 - 36                               444      63,610,959      12.71      7.654        610    143,268     84.59    62.93      85.38
49 & Above                             35       7,919,020       1.58      6.554        639    226,258     78.25    66.81      92.44
N/A                                   813      58,576,900      11.70      8.736        633     72,050     87.29    60.00      90.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate                  Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
11.99% & Below                         95     $18,812,890       3.76%     5.720%       649   $198,030     75.62%   58.65%     97.13%
12.00 - 12.49%                        151      27,674,917       5.53      6.216        631    183,278     77.09    64.22      97.45
12.50 - 12.99%                        554     100,932,772      20.17      6.668        629    182,189     79.56    62.74      88.18
13.00 - 13.49%                        577      93,971,232      18.77      7.032        626    162,862     81.64    64.47      90.26
13.50 - 13.99%                        425      72,166,196      14.42      6.895        634    169,803     80.98    72.41      88.57
14.00 - 14.49%                        395      60,981,075      12.18      7.479        613    154,382     82.63    61.42      87.58
14.50 - 14.99%                        128      17,291,521       3.45      8.631        590    135,090     89.66    56.16      78.73
15.00 - 15.49%                        154      19,589,924       3.91      8.812        593    127,207     86.10    54.15      95.45
15.50 - 15.99%                         85       9,053,468       1.81      9.253        574    106,511     83.57    57.64      90.64
16.00% & Above                        242      21,479,000       4.29     10.266        568     88,756     82.90    86.63      97.68
N/A                                   813      58,576,900      11.70      8.736        633     72,050     87.29    60.00      90.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Margin                             Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
4.99% & Below                         216     $36,016,292       7.20%     6.338%       638   $166,742     79.44%   61.10%     95.86%
5.00 - 5.49%                          280      48,835,862       9.76      6.389        640    174,414     78.44    55.42      91.81
5.50 - 5.99%                          397      63,695,490      12.73      6.700        639    160,442     80.37    67.66      91.93
6.00 - 6.49%                          690     121,898,379      24.35      6.975        623    176,664     80.25    64.67      90.00
6.50 - 6.99%                          612     103,498,114      20.68      7.425        614    169,115     80.77    65.20      88.52
7.00% & Above                         611      68,008,859      13.59      8.934        589    111,307     87.68    70.71      86.25
N/A                                   813      58,576,900      11.70      8.736        633     72,050     87.29    60.00      90.22
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,619    $500,529,896     100.00%     7.402%       622   $138,306     81.97%   64.28%     90.05%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Selected Mortgage Loan Data(1)

                   The Group I Adjustable Rate Mortgage Loans

 Scheduled Principal Balance:                                    $441,952,996
 Number of Mortgage Loans:                                              2,806
 Average Scheduled Principal Balance:                                $157,503
 Weighted Average Gross Coupon:                                        7.225%
 Weighted Average Net Coupon: (2)                                      6.715%
 Weighted Average Current FICO Score:                                     621
 Weighted Average Original LTV Ratio:                                  81.20%
 Weighted Average Combined Original LTV Ratio:                         81.27%
 Weighted Average Stated Remaining Term (months):                         361
 Weighted Average Seasoning(months):                                        2
 Weighted Average Months to Roll: (3)                                      25
 Weighted Average Gross Margin: (3)                                     6.35%
 Weighted Average Initial Rate Cap: (3)                                 2.70%
 Weighted Average Periodic Rate Cap: (3)                                1.31%
 Weighted Average Gross Maximum Lifetime Rate: (3)                     13.61%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
$50,000 & Below                        68      $2,903,767       0.66%     9.526%       584    $42,702     83.64%   84.23%     85.00%
$50,001 - $75,000                     261      16,670,205       3.77      8.653        604     63,871     83.96    75.58      89.15
$75,001 - $100,000                    367      32,586,285       7.37      7.759        619     88,791     83.19    71.96      90.40
$100,001 - $125,000                   507      57,047,559      12.91      7.363        622    112,520     82.50    77.11      94.14
$125,001 - $150,000                   477      65,661,463      14.86      7.236        627    137,655     81.05    71.27      91.57
$150,001 - $200,000                   435      75,282,266      17.03      7.225        616    173,063     80.99    66.87      90.75
$200,001 - $250,000                   275      62,004,756      14.03      7.012        622    225,472     79.95    60.94      87.90
$250,001 - $300,000                   201      55,119,219      12.47      6.982        615    274,225     80.83    58.07      88.76
$300,001 - $350,000                   147      47,568,353      10.76      6.792        626    323,594     80.76    50.43      89.03
$350,001 - $400,000                    46      16,772,895       3.80      6.942        630    364,628     81.27    52.18      88.73
$400,001 & Above                       22      10,336,229       2.34      6.808        645    469,829     79.30    42.75      80.37
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
4.99% & Below                           1        $194,530       0.04%     4.990%       721   $194,530     58.21%  100.00%    100.00%
5.00 - 5.49%                           20       4,518,172       1.02      5.279        653    225,909     77.30    76.74     100.00
5.50 - 5.99%                          130      25,921,827       5.87      5.826        643    199,399     76.00    66.09      94.33
6.00 - 6.49%                          269      47,447,658      10.74      6.256        637    176,385     78.60    67.53      97.03
6.50 - 6.99%                          864     153,449,204      34.72      6.780        631    177,603     79.92    65.98      89.07
7.00 - 7.49%                          744     120,331,306      27.23      7.244        622    161,736     81.75    61.87      88.38
7.50 - 7.99%                           74      10,210,965       2.31      7.742        620    137,986     87.67    59.94      72.82
8.00 - 8.49%                          171      22,963,394       5.20      8.241        594    134,289     85.40    53.82      88.59
8.50 - 8.99%                          155      19,164,701       4.34      8.728        590    123,643     89.56    56.80      82.87
9.00% & Above                         378      37,751,239       8.54      9.883        570     99,871     84.31    75.99      95.37
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
740 & Above                            58      $9,246,625       2.09%     6.739%       766   $159,425     82.23%   64.70%     72.85%
720 - 739                              48       6,622,265       1.50      6.680        728    137,964     80.95    64.54      85.18
700 - 719                              66      11,711,797       2.65      6.712        708    177,451     82.69    58.51      75.55
680 - 699                             140      22,469,171       5.08      6.817        688    160,494     81.60    52.48      85.25
660 - 679                             242      40,394,882       9.14      6.893        669    166,921     82.14    52.11      77.68
640 - 659                             351      59,529,151      13.47      6.862        649    169,599     81.31    49.64      85.18
620 - 639                             409      66,444,319      15.03      6.996        629    162,456     81.85    64.60      89.58
600 - 619                             485      75,269,001      17.03      7.125        609    155,194     82.02    69.70      96.19
580 - 599                             434      68,775,345      15.56      7.247        590    158,469     80.80    76.29      95.73
560 - 579                             264      37,905,143       8.58      7.945        569    143,580     80.54    72.90      94.86
540 - 559                             142      20,183,569       4.57      8.126        550    142,138     80.63    68.38      93.69
520 - 539                             111      15,196,991       3.44      8.668        529    136,910     78.82    76.99      97.02
500 - 519                              53       7,606,102       1.72      8.718        511    143,511     74.73    77.73      98.10
1 - 499                                 1         292,336       0.07      8.875        471    292,336     75.00     0.00     100.00
N/A                                     2         306,301       0.07      8.841          0    153,150     67.82    54.78     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Lien                               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
First Lien                          2,801    $441,599,396      99.92%     7.223%       621   $157,658     81.25%   64.86%     90.02%
Second Lien                             5         353,600       0.08     10.037        662     70,720    100.00    44.60     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                         95     $16,120,263       3.65%     6.983%       609   $169,687     48.14%   35.36%     93.70%
60.01 - 70.00%                        162      31,021,808       7.02      7.173        607    191,493     66.85    47.27      86.71
70.01 - 80.00%                      1,494     229,610,742      51.95      6.992        626    153,689     79.04    64.31      92.43
80.01 - 85.00%                        268      45,292,959      10.25      7.333        601    169,004     84.49    64.06      92.58
85.01 - 90.00%                        438      72,993,174      16.52      7.393        621    166,651     89.63    71.59      80.68
90.01 - 95.00%                        176      27,180,777       6.15      7.889        625    154,436     94.76    72.42      85.38
95.01 - 100.00%                       173      19,733,274       4.47      8.440        635    114,065     99.94    89.08      99.44
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
LTV                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                        100     $16,473,863       3.73%     7.049%       611   $164,739     49.26%   35.56%     93.84%
60.01 - 70.00%                        162      31,021,808       7.02      7.173        607    191,493     66.85    47.27      86.71
70.01 - 80.00%                      1,494     229,610,742      51.95      6.992        626    153,689     79.04    64.31      92.43
80.01 - 85.00%                        268      45,292,959      10.25      7.333        601    169,004     84.49    64.06      92.58
85.01 - 90.00%                        438      72,993,174      16.52      7.393        621    166,651     89.63    71.59      80.68
90.01 - 95.00%                        176      27,180,777       6.15      7.889        625    154,436     94.76    72.42      85.38
95.01 - 100.00%                       168      19,379,674       4.39      8.411        635    115,355     99.94    89.90      99.43
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Full                                1,936    $286,571,381      64.84%     7.236%       616   $148,022     82.74%  100.00%     90.26%
Stated                                797     141,493,753      32.02      7.225        632    177,533     78.33     0.00      90.26
Limited                                63      12,056,919       2.73      7.086        616    191,380     81.77     0.00      82.47
No Doc                                  8       1,591,593       0.36      6.453        663    198,949     72.63     0.00      83.65
Alt                                     2         239,350       0.05      6.744        611    119,675     80.00     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                            Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Cashout Refi                        1,462    $284,761,437      64.43%     7.103%       616   $194,775     80.01%   59.76%     92.20%
Purchase                            1,215     135,305,179      30.62      7.454        632    111,362     83.55    75.27      84.34
Rate/term Refi                        129      21,886,380       4.95      7.403        611    169,662     83.39    66.48      97.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Owner Occupied                      2,540    $397,893,832      90.03%     7.217%       618   $156,651     81.12%   65.01%    100.00%
Investor                              230      37,743,316       8.54      7.251        649    164,101     82.34    65.96       0.00
Second Home                            36       6,315,848       1.43      7.570        659    175,440     83.72    47.55       0.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Single Family                       2,261    $342,623,929      77.52%     7.234%       619   $151,536     81.31%   66.68%     92.51%
PUD                                   204      32,566,823       7.37      7.512        619    159,641     81.80    61.03      88.11
Condo                                 172      26,046,446       5.89      7.196        628    151,433     81.20    62.18      91.15
2 Family                              106      23,983,205       5.43      6.975        643    226,257     81.52    49.05      70.85
3-4 Family                             37      11,737,239       2.66      6.909        618    317,223     77.69    62.67      62.10
PUD DETACHED                           13       2,246,315       0.51      6.727        631    172,793     83.00    68.66      95.73
Manu/mobile Home                        7       1,967,145       0.45      6.762        635    281,021     79.41    54.58      73.91
Townhouse                               5         631,014       0.14      7.398        649    126,203     85.67    23.64      71.14
Manufactured Housing                    1         150,881       0.03      7.200        616    150,881     88.82   100.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
State                              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
CA                                    354     $85,479,596      19.34%     6.756%       619   $241,468     76.33%   51.54%     88.18%
FL                                    294      44,648,112      10.10      7.268        623    151,864     81.95    65.54      87.72
GA                                    220      29,555,257       6.69      7.838        617    134,342     86.93    65.44      78.31
IL                                    176      28,858,372       6.53      6.867        631    163,968     82.46    62.45      93.00
NJ                                    128      27,320,195       6.18      7.082        625    213,439     82.17    54.00      94.28
MD                                     87      16,385,491       3.71      7.417        601    188,339     79.18    74.63      93.88
NY                                     53      15,104,242       3.42      6.914        623    284,986     77.99    51.77      80.26
AZ                                     94      14,516,732       3.28      7.135        630    154,433     81.97    80.99      96.59
TX                                    129      13,280,824       3.01      7.959        617    102,952     83.10    67.57      91.44
MN                                     73      12,828,722       2.90      6.905        622    175,736     82.86    75.12      80.68
Other                               1,198     153,975,453      34.84      7.431        621    128,527     82.52    71.91      93.25
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
11434                                   5      $1,452,808       0.33%     7.001%       623   $290,562     76.55%   24.90%     74.69%
11717                                   5       1,415,806       0.32      6.885        621    283,161     83.31    40.01      80.31
90744                                   4       1,288,473       0.29      6.883        619    322,118     80.03    69.23      69.23
60618                                   3       1,227,356       0.28      6.672        689    409,119     84.63    35.85     100.00
92335                                   6       1,221,966       0.28      7.432        625    203,661     76.64    60.01      89.69
95823                                   5       1,149,015       0.26      6.612        605    229,803     73.99    45.40     100.00
92404                                   5       1,135,185       0.26      6.929        605    227,037     80.56    66.04     100.00
11422                                   3       1,057,920       0.24      6.431        655    352,640     79.41    62.68     100.00
90805                                   3       1,047,449       0.24      6.900        586    349,150     76.28    71.38      45.10
30038                                   8       1,039,514       0.24      8.214        633    129,939     93.03    73.94      77.64
Other                               2,759     429,917,504      97.28      7.232        621    155,824     81.29    65.16      90.21
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 180                                 6        $491,600       0.11%     9.781%       682    $81,933     77.54%   32.08%    100.00%
241 - 360                           2,734     428,981,850      97.07      7.217        622    156,906     81.27    65.19      89.87
421 - 480                              66      12,479,545       2.82      7.400        596    189,084     81.10    54.19      95.30
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                  of Loans   Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
2 YR ARM                            1,719    $266,398,640      60.28%     7.285%       617   $154,973     80.63%   61.58%     88.61%
2 YR ARM IO                           576      99,673,125      22.55      6.845        637    173,044     81.31    75.13      96.39
3 YR ARM                              326      43,274,634       9.79      7.734        601    132,744     83.98    64.72      85.70
3 YR ARM IO                           121      20,940,114       4.74      7.462        629    173,059     85.74    59.38      85.16
5 YR ARM                               23       5,270,158       1.19      6.675        628    229,137     77.36    79.27      91.13
2 YR ARM BALLOON 30/40                 22       3,110,937       0.70      7.036        623    141,406     74.95    56.66      92.62
5 YR ARM IO                            11       2,334,000       0.53      6.290        662    212,182     78.67    47.68      94.37
2 YR ARM BALLOON 15/30                  6         491,600       0.11      9.781        682     81,933     77.54    32.08     100.00
5 YR ARM BALLOON 30/40                  1         314,862       0.07      6.490        658    314,862     90.00     0.00     100.00
3 YR ARM BALLOON 30/40                  1         144,926       0.03      5.950        587    144,926     62.50     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                          101     $15,996,331       3.62%     6.900%       615   $158,380     80.04%   53.61%     90.65%
1.01 - 1.50%                           45       8,363,171       1.89      6.785        639    185,848     78.16    67.27      98.13
1.51 - 2.00%                          621     117,288,657      26.54      6.964        623    188,871     80.08    70.79      87.62
2.51 - 3.00%                        1,976     288,916,187      65.37      7.352        620    146,213     81.85    64.21      90.78
3.01 - 3.50%                            6         592,851       0.13      6.670        650     98,809     81.74    27.54     100.00
3.51 - 4.00%                            1          89,909       0.02      9.375        556     89,909     90.00   100.00     100.00
4.51 - 5.00%                            8       1,892,367       0.43      6.270        663    236,546     76.20     0.00     100.00
5.51 - 6.00%                           47       8,613,834       1.95      7.792        611    183,273     84.28    39.22      85.46
6.01% & Above                           1         199,689       0.05      7.290        643    199,689     80.00   100.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                        1,549    $224,792,636      50.86%     7.330%       618   $145,121     82.07%   57.25%     91.42%
1.01 - 1.50%                        1,170     201,596,085      45.61      7.068        626    172,304     80.39    74.42      88.38
1.51 - 2.00%                           53       9,901,863       2.24      7.343        604    186,828     75.93    51.95      97.03
3.01% & Above                          34       5,662,412       1.28      8.458        607    166,542     89.77    47.71      81.59
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 12                                  9      $1,422,815       0.32%     6.725%       618   $158,091     84.60%   23.93%     82.17%
13 - 24                             2,318     369,000,203      83.49      7.168        623    159,189     80.74    65.29      90.81
25 - 36                               444      63,610,959      14.39      7.654        610    143,268     84.59    62.93      85.38
49 & Above                             35       7,919,020       1.79      6.554        639    226,258     78.25    66.81      92.44
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate                  Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
11.99% & Below                         95     $18,812,890       4.26%     5.720%       649   $198,030     75.62%   58.65%     97.13%
12.00 - 12.49%                        151      27,674,917       6.26      6.216        631    183,278     77.09    64.22      97.45
12.50 - 12.99%                        554     100,932,772      22.84      6.668        629    182,189     79.56    62.74      88.18
13.00 - 13.49%                        577      93,971,232      21.26      7.032        626    162,862     81.64    64.47      90.26
13.50 - 13.99%                        425      72,166,196      16.33      6.895        634    169,803     80.98    72.41      88.57
14.00 - 14.49%                        395      60,981,075      13.80      7.479        613    154,382     82.63    61.42      87.58
14.50 - 14.99%                        128      17,291,521       3.91      8.631        590    135,090     89.66    56.16      78.73
15.00 - 15.49%                        154      19,589,924       4.43      8.812        593    127,207     86.10    54.15      95.45
15.50 - 15.99%                         85       9,053,468       2.05      9.253        574    106,511     83.57    57.64      90.64
16.00% & Above                        242      21,479,000       4.86     10.266        568     88,756     82.90    86.63      97.68
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Margin                             Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
4.99% & Below                         216     $36,016,292       8.15%     6.338%       638   $166,742     79.44%   61.10%     95.86%
5.00 - 5.49%                          280      48,835,862      11.05      6.389        640    174,414     78.44    55.42      91.81
5.50 - 5.99%                          397      63,695,490      14.41      6.700        639    160,442     80.37    67.66      91.93
6.00 - 6.49%                          690     121,898,379      27.58      6.975        623    176,664     80.25    64.67      90.00
6.50 - 6.99%                          612     103,498,114      23.42      7.425        614    169,115     80.77    65.20      88.52
7.00% & Above                         611      68,008,859      15.39      8.934        589    111,307     87.68    70.71      86.25
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              2,806    $441,952,996     100.00%     7.225%       621   $157,503     81.27%   64.84%     90.03%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

Selected Mortgage Loan Data(1)

                      The Group I Fixed Rate Mortgage Loans

 Scheduled Principal Balance:                                      $58,576,900
 Number of Mortgage Loans:                                                 813
 Average Scheduled Principal Balance:                                  $72,050
 Weighted Average Gross Coupon:                                         8.736%
 Weighted Average Net Coupon: (2)                                       8.226%
 Weighted Average Current FICO Score:                                      633
 Weighted Average Original LTV Ratio:                                   56.56%
 Weighted Average Combined Original LTV Ratio:                          87.29%
 Weighted Average Stated Remaining Term (months):                          311
 Weighted Average Seasoning(months):                                         2

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
$50,000 & Below                       398     $11,221,371      19.16%    10.881%       639    $28,194     98.80%   56.64%     94.57%
$50,001 - $75,000                     135       8,213,004      14.02      9.977        644     60,837     93.48    50.10      87.87
$75,001 - $100,000                     99       8,767,022      14.97      9.126        634     88,556     88.50    59.79      83.99
$100,001 - $125,000                    56       6,276,138      10.71      8.498        630    112,074     86.98    67.82      93.10
$125,001 - $150,000                    39       5,265,158       8.99      8.265        618    135,004     83.55    51.32      97.27
$150,001 - $200,000                    49       8,581,998      14.65      7.089        629    175,143     78.20    71.71      94.50
$200,001 - $250,000                    12       2,650,298       4.52      6.581        635    220,858     76.54    75.02      82.30
$250,001 - $300,000                    13       3,630,964       6.20      6.836        623    279,305     73.69    45.29      85.39
$300,001 - $350,000                    10       3,260,799       5.57      6.851        641    326,080     82.16    60.70      79.35
$350,001 - $400,000                     2         710,149       1.21      7.625        602    355,074     92.21   100.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
5.50 - 5.99%                            8      $1,708,663       2.92%     5.880%       648   $213,583     80.76%  100.00%     80.84%
6.00 - 6.49%                           44       8,370,995      14.29      6.254        653    190,250     74.30    82.63      93.66
6.50 - 6.99%                           36       5,666,947       9.67      6.789        656    157,415     81.15    46.89      92.28
7.00 - 7.49%                           35       5,157,806       8.81      7.184        612    147,366     74.56    67.32      84.19
7.50 - 7.99%                            4         540,091       0.92      7.611        609    135,023     84.91    44.22      90.43
8.00 - 8.49%                           50       5,781,358       9.87      8.220        602    115,627     81.76    64.78      85.65
8.50 - 8.99%                           62       4,783,436       8.17      8.765        614     77,152     88.79    63.91      85.52
9.00% & Above                         574      26,567,603      45.36     10.549        636     46,285     96.56    50.25      92.30
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
740 & Above                            16      $1,534,343       2.62%     7.831%       754    $95,896     84.12%   41.38%     75.35%
720 - 739                              29       1,996,521       3.41      8.224        730     68,846     92.00    42.97      91.02
700 - 719                              33       2,524,475       4.31      8.054        708     76,499     91.18    65.04      78.80
680 - 699                              65       4,701,303       8.03      8.319        688     72,328     87.51    40.14      91.24
660 - 679                             115       7,579,952      12.94      9.076        669     65,913     91.82    36.14      88.80
640 - 659                              98       6,846,752      11.69      8.819        648     69,865     91.80    53.84      85.94
620 - 639                             149       9,950,300      16.99      8.743        630     66,781     88.13    65.43      89.60
600 - 619                             118       8,710,984      14.87      8.710        609     73,822     84.85    70.34      90.63
580 - 599                              88       6,373,177      10.88      8.950        589     72,422     84.78    73.69      94.98
560 - 579                              63       3,735,898       6.38      9.296        568     59,300     84.29    77.30      96.17
540 - 559                              23       2,749,423       4.69      8.488        549    119,540     80.60    74.36      96.37
520 - 539                              11       1,503,493       2.57      8.600        526    136,681     75.85    76.05     100.00
500 - 519                               5         370,280       0.63     10.226        511     74,056     73.76    78.07     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Lien                               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
First Lien                            273     $36,181,178      61.77%     7.549%       623   $132,532     79.61%   66.23%     86.63%
Second Lien                           540      22,395,723      38.23     10.655        649     41,474     99.69    49.94      96.01
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                         20      $2,878,625       4.91%     7.069%       614   $143,931     47.59%   57.18%     94.63%
60.01 - 70.00%                         31       4,398,718       7.51      7.304        617    141,894     66.79    55.44      75.55
70.01 - 80.00%                         96      12,774,595      21.81      7.200        627    133,069     78.73    66.35      91.32
80.01 - 85.00%                         53       5,950,139      10.16      7.987        613    112,267     84.34    64.07      82.16
85.01 - 90.00%                         47       6,773,635      11.56      7.936        624    144,120     89.80    61.71      83.98
90.01 - 95.00%                         51       2,550,399       4.35      8.958        647     50,008     94.75    81.45      75.84
95.01 - 100.00%                       514      23,190,760      39.59     10.458        648     45,118     99.98    53.97      97.29
100.01% & Above                         1          60,030       0.10     11.000        681     60,030    101.26     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
LTV                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                        560     $25,274,347      43.15%    10.247%       645    $45,133     93.75%   50.76%     95.85%
60.01 - 70.00%                         31       4,398,718       7.51      7.304        617    141,894     66.79    55.44      75.55
70.01 - 80.00%                         96      12,774,595      21.81      7.200        627    133,069     78.73    66.35      91.32
80.01 - 85.00%                         51       5,915,473      10.10      7.970        613    115,990     84.33    64.29      82.64
85.01 - 90.00%                         42       6,591,865      11.25      7.888        622    156,949     89.79    63.28      83.67
90.01 - 95.00%                         14       1,726,581       2.95      8.081        639    123,327     94.75    92.86      80.46
95.01 - 100.00%                        19       1,895,322       3.24      8.218        656     99,754    100.00    96.26      96.94
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Full                                  486     $35,147,014      60.00%     8.467%       623    $72,319     86.97%  100.00%     89.85%
Stated                                299      20,988,154      35.83      9.228        653     70,194     88.03     0.00      90.74
Limited                                18       2,098,889       3.58      8.130        605    116,605     83.96     0.00      90.90
Alt                                     9         280,853       0.48     10.315        659     31,206     99.47     0.00      90.26
No Doc                                  1          61,991       0.11      8.700        641     61,991     73.06     0.00     100.00
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                            Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Cashout Refi                          274     $31,487,892      53.75%     7.742%       624   $114,919     80.72%   65.30%     89.34%
Purchase                              499      23,779,774      40.60     10.138        645     47,655     96.64    52.08      93.91
Rate/term Refi                         40       3,309,235       5.65      8.131        631     82,731     82.53    66.44      72.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Owner Occupied                        738     $52,846,209      90.22%     8.780%       631    $71,607     87.73%   59.76%    100.00%
Investor                               61       4,401,355       7.51      8.109        652     72,153     80.62    66.08       0.00
Second Home                            14       1,329,337       2.27      9.097        661     94,953     91.73    49.61       0.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Single Family                         646     $47,813,736      81.63%     8.641%       629    $74,015     86.55%   62.73%     93.08%
PUD                                    76       3,545,068       6.05     10.056        643     46,646     94.67    45.84      81.99
Condo                                  47       3,206,285       5.47      8.652        654     68,219     90.76    49.61      64.65
2 Family                               29       2,551,902       4.36      8.325        663     87,997     85.97    50.83      78.04
3-4 Family                             11         863,583       1.47     11.112        653     78,508     90.18    18.99      89.83
Townhouse                               3         476,630       0.81      6.628        646    158,877     81.93   100.00     100.00
PUD Detached                            1         119,697       0.20     10.140        641    119,697    100.00     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
State                              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
CA                                    125     $12,385,212      21.14%     8.648%       639    $99,082     86.96%   58.96%     90.04%
FL                                     67       4,904,330       8.37      8.719        636     73,199     87.11    55.56      90.97
TX                                     82       3,666,402       6.26      9.611        620     44,712     89.49    43.04      89.56
VA                                     24       2,782,446       4.75      7.695        657    115,935     86.55    68.78      91.21
IL                                     52       2,773,618       4.74      9.250        651     53,339     91.79    37.98      95.24
GA                                     44       2,733,028       4.67      9.171        623     62,114     90.96    66.12      90.15
MD                                     17       1,971,482       3.37      7.730        625    115,970     78.18    74.50      98.71
AZ                                     31       1,925,178       3.29      8.483        649     62,103     89.86    81.45     100.00
WA                                     23       1,843,127       3.15      8.421        633     80,136     78.44    77.47     100.00
LA                                     24       1,792,226       3.06      8.804        608     74,676     89.21    83.93      94.20
Other                                 324      21,799,850      37.22      8.791        629     67,283     87.39    58.71      86.71
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
91786                                   3        $522,786       0.89%     8.052%       636   $174,262     96.60%   86.24%    100.00%
39520                                   3         415,830       0.71      8.303        610    138,610     82.45    61.16     100.00
02149                                   2         407,058       0.69      7.289        648    203,529     76.35    76.03     100.00
32738                                   3         368,552       0.63      6.814        631    122,851     83.14   100.00     100.00
92071                                   2         364,366       0.62      7.311        644    182,183     76.98    75.33      24.67
11701                                   1         354,771       0.61      8.200        562    354,771     89.42   100.00     100.00
23323                                   1         349,200       0.60      6.250        708    349,200     90.00   100.00     100.00
11234                                   1         349,020       0.60      6.490        618    349,020     74.47   100.00     100.00
38655                                   1         346,143       0.59      9.305        631    346,143     90.00     0.00       0.00
90810                                   1         336,485       0.57      5.990        604    336,485     90.00   100.00     100.00
Other                                 795      54,762,688      93.49      8.826        633     68,884     87.43    58.62      90.67
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 180                               316     $13,893,067      23.72%    10.518%       648    $43,965     97.55%   51.67%     92.64%
181 - 240                             171       5,494,562       9.38     10.894        634     32,132     98.06    38.02      97.43
241 - 360                             308      35,611,592      60.79      7.882        627    115,622     83.20    68.39      87.17
421 - 480                              18       3,577,680       6.11      7.009        635    198,760     71.60    42.58     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                  Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Fixed                                 514     $41,756,358      71.28%     8.363%       623    $81,238     83.86%   62.10%     88.88%
Balloon 15/30                         270      12,318,460      21.03     10.645        652     45,624     99.45    47.70      95.37
Fixed IO                               28       4,402,124       7.52      6.897        674    157,219     85.46    75.89      90.58
Balloon 20/30                           1          99,959       0.17     10.360        665     99,959    100.00     0.00       0.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                                813     $58,576,900     100.00%     8.736%       633    $72,050     87.29%   60.00%     90.22%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

Selected Mortgage Loan Data(1)

                           The Group II Mortgage Loans

 Scheduled Principal Balance:                                      $994,754,119
 Number of Mortgage Loans:                                                5,191
 Average Scheduled Principal Balance:                                  $191,631
 Weighted Average Gross Coupon:                                          7.478%
 Weighted Average Net Coupon: (2)                                        6.968%
 Weighted Average Current FICO Score:                                       629
 Weighted Average Original LTV Ratio:                                    79.30%
 Weighted Average Combined Original LTV Ratio:                           83.02%
 Weighted Average Stated Remaining Term (months):                           359
 Weighted Average Seasoning(months):                                          2
 Weighted Average Months to Roll: (3)                                        23
 Weighted Average Gross Margin: (3)                                       6.37%
 Weighted Average Initial Rate Cap: (3)                                   2.56%
 Weighted Average Periodic Rate Cap: (3)                                  1.30%
 Weighted Average Gross Maximum Lifetime Rate: (3)                       13.71%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
$50,000 & Below                       683     $21,516,777       2.16%    10.062%       642    $31,503     97.17%   67.73%     96.53%
$50,001 - $75,000                     470      29,219,626       2.94      9.032        625     62,169     88.09    66.97      91.97
$75,001 - $100,000                    422      36,821,090       3.70      8.497        622     87,254     85.56    63.15      93.27
$100,001 - $125,000                   452      50,639,760       5.09      8.230        616    112,035     84.16    61.82      93.36
$125,001 - $150,000                   369      50,590,850       5.09      8.000        619    137,103     83.68    63.02      88.80
$150,001 - $200,000                   878     153,530,203      15.43      7.550        624    174,864     83.01    61.18      94.90
$200,001 - $250,000                   545     121,697,624      12.23      7.373        626    223,298     82.19    56.68      95.99
$250,001 - $300,000                   374     102,362,853      10.29      7.152        633    273,697     82.97    55.76      98.40
$300,001 - $350,000                   234      75,894,880       7.63      7.220        630    324,337     83.32    44.85      95.14
$350,001 - $400,000                   259      97,365,664       9.79      7.069        637    375,929     81.64    46.32      96.54
$400,001 & Above                      505     255,114,792      25.65      7.052        634    505,178     81.38    43.20      95.71
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
5.00 - 5.49%                           14      $4,961,076       0.50%     5.281%       683   $354,363     76.28%   80.45%    100.00%
5.50 - 5.99%                          117      37,979,009       3.82      5.828        664    324,607     79.88    57.83      99.03
6.00 - 6.49%                          333      97,964,819       9.85      6.279        663    294,189     80.05    62.16      98.50
6.50 - 6.99%                          816     239,772,624      24.10      6.754        641    293,839     80.68    58.34      97.60
7.00 - 7.49%                          527     143,438,927      14.42      7.249        627    272,180     81.91    47.39      96.60
7.50 - 7.99%                        1,342     256,265,585      25.76      7.723        615    190,958     83.29    48.10      91.06
8.00 - 8.49%                          416      70,534,015       7.09      8.231        610    169,553     84.28    48.96      93.18
8.50 - 8.99%                          476      63,407,927       6.37      8.739        601    133,210     86.99    54.95      93.58
9.00% & Above                       1,150      80,430,137       8.09      9.984        619     69,939     92.41    52.92      96.65
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
740 & Above                           136     $29,501,057       2.97%     6.846%       764   $216,920     84.21%   45.02%     91.22%
720 - 739                             116      23,279,431       2.34      6.942        729    200,685     83.46    44.30      96.23
700 - 719                             184      36,500,681       3.67      7.084        709    198,373     83.29    32.23      96.39
680 - 699                             335      67,271,062       6.76      7.266        689    200,809     84.81    33.05      90.33
660 - 679                             513     103,468,243      10.40      7.230        669    201,692     83.40    39.60      89.43
640 - 659                             712     135,933,594      13.67      7.343        649    190,918     83.65    39.57      95.61
620 - 639                             816     149,502,396      15.03      7.425        630    183,214     83.47    52.67      95.35
600 - 619                             830     153,667,608      15.45      7.506        609    185,142     84.23    67.57      96.61
580 - 599                             781     143,659,995      14.44      7.606        590    183,944     82.43    73.25      97.61
560 - 579                             342      68,687,441       6.90      7.961        570    200,840     82.76    62.30      98.97
540 - 559                             228      47,408,361       4.77      7.947        550    207,931     78.80    56.77      96.33
520 - 539                             132      23,673,174       2.38      8.350        530    179,342     77.98    51.46      98.53
500 - 519                              66      12,201,075       1.23      8.521        510    184,865     72.40    64.38      97.16
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Lien                               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
First Lien                          4,241    $948,509,048      95.35%     7.350%       628   $223,652     82.22%   53.39%     95.08%
Second Lien                           950      46,245,071       4.65     10.088        651     48,679     99.51    50.80      99.49
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                        125     $21,701,326       2.18%     7.663%       591   $173,611     49.75%   40.84%     90.10%
60.01 - 70.00%                        192      43,505,494       4.37      7.565        591    226,591     66.59    41.50      91.30
70.01 - 80.00%                      2,268     534,912,522      53.77      7.070        638    235,852     79.40    48.87      96.51
80.01 - 85.00%                        328      75,233,438       7.56      7.577        601    229,370     84.47    52.92      94.47
85.01 - 90.00%                        888     189,546,697      19.05      7.636        620    213,453     89.82    65.63      91.68
90.01 - 95.00%                        242      41,991,165       4.22      8.108        627    173,517     94.82    55.07      97.93
95.01 - 100.00%                     1,148      87,863,476       8.83      9.143        648     76,536     99.88    61.69      98.27
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
LTV                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                      1,075     $67,946,396       6.83%     9.314%       632    $63,206     83.62%   47.62%     96.49%
60.01 - 70.00%                        192      43,505,494       4.37      7.565        591    226,591     66.59    41.50      91.30
70.01 - 80.00%                      2,268     534,912,522      53.77      7.070        638    235,852     79.40    48.87      96.51
80.01 - 85.00%                        327      75,209,286       7.56      7.576        601    229,998     84.47    52.91      94.50
85.01 - 90.00%                        876     188,665,464      18.97      7.626        620    215,372     89.82    65.65      91.64
90.01 - 95.00%                        205      40,179,640       4.04      8.021        627    195,998     94.85    54.47      97.84
95.01 - 100.00%                       248      44,335,316       4.46      8.210        645    178,771     99.81    73.36      97.06
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Full                                3,081    $529,900,755      53.27%     7.422%       620   $171,990     84.05%  100.00%     94.85%
Stated                              1,994     435,086,590      43.74      7.560        641    218,198     81.86     0.00      96.05
Limited                                92      25,187,837       2.53      7.315        609    273,781     80.94     0.00      90.08
No Doc                                  8       2,967,493       0.30      6.356        717    370,937     83.56     0.00     100.00
Alt                                    16       1,611,444       0.16      8.280        642    100,715     90.40     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                            Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Purchase                            3,449    $619,104,729      62.24%     7.432%       641   $179,503     84.10%   52.50%     96.07%
Cashout Refi                        1,592     351,874,099      35.37      7.535        610    221,026     81.07    54.83      93.80
Rate/term Refi                        150      23,775,291       2.39      7.822        610    158,502     83.82    50.23      96.57
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Owner Occupied                      4,921    $947,818,027      95.28%     7.465%       628   $192,607     83.09%   53.03%    100.00%
Investor                              227      37,503,671       3.77      7.666        652    165,214     81.48    60.75       0.00
Second Home                            43       9,432,421       0.95      7.958        645    219,359     82.15    47.58       0.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Single Family                       4,200    $789,444,027      79.36%     7.486%       626   $187,963     82.97%   54.50%     96.69%
2 Family                              251      59,432,405       5.97      7.384        651    236,782     83.82    40.20      86.18
PUD                                   266      58,066,393       5.84      7.367        629    218,295     82.83    42.85      96.35
Condo                                 326      55,153,619       5.54      7.512        644    169,183     83.05    55.21      88.17
3-4 Family                             75      23,152,091       2.33      7.487        646    308,695     83.02    70.95      85.65
PUD Detached                           49       6,144,346       0.62      7.822        619    125,395     83.49    42.59     100.00
PUD Attached                           11       1,812,824       0.18      7.898        642    164,802     84.69    19.50      91.84
Manu/mobile Home                       10       1,223,283       0.12      7.571        650    122,328     77.22    72.44      60.19
Condo Hi-rise                           2         193,131       0.02      7.699        714     96,566     81.11     0.00     100.00
Townhouse                               1         132,000       0.01      7.990        627    132,000    100.00   100.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
State                              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
CA                                    958    $289,418,967      29.09%     7.038%       637   $302,107     81.19%   41.01%     96.90%
FL                                    609     106,198,853      10.68      7.641        625    174,382     82.77    61.76      91.60
IL                                    392      65,893,263       6.62      7.636        633    168,095     85.91    50.10      93.76
NJ                                    203      53,836,416       5.41      7.496        620    265,204     83.67    51.94      96.64
NY                                    175      52,243,181       5.25      7.174        638    298,532     81.44    44.36      94.49
GA                                    288      39,677,604       3.99      7.954        610    137,769     85.38    66.65      93.99
MD                                    164      37,373,219       3.76      7.507        622    227,885     82.78    72.82      97.31
MN                                    230      36,088,499       3.63      7.741        615    156,907     84.79    60.37      94.59
VA                                    156      33,498,735       3.37      7.605        622    214,735     81.69    59.18      94.81
MA                                    127      30,320,431       3.05      7.525        634    238,744     82.84    56.49     100.00
Other                               1,889     250,204,953      25.15      7.794        627    132,454     84.28    59.58      94.74
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
20721                                   6      $2,707,523       0.27%     7.445%       650   $451,254     85.01%   48.33%    100.00%
93905                                  10       2,611,431       0.26      7.422        663    261,143     84.00    17.80     100.00
92508                                   6       2,437,834       0.25      6.543        637    406,306     84.39    51.30     100.00
11221                                   7       2,367,748       0.24      7.617        641    338,250     82.27    43.22      82.11
60618                                   7       2,156,030       0.22      6.733        688    308,004     81.73    11.89     100.00
94531                                   6       2,129,817       0.21      7.523        646    354,970     83.33    17.75     100.00
33325                                   4       2,099,666       0.21      7.753        607    524,916     85.87   100.00     100.00
92503                                   7       2,095,997       0.21      7.340        647    299,428     82.30     0.00     100.00
92345                                   9       2,083,455       0.21      7.231        634    231,495     80.26    43.23     100.00
20603                                   6       2,046,196       0.21      6.768        640    341,033     78.45    81.95     100.00
Other                               5,123     972,018,424      97.71      7.483        629    189,736     83.02    53.55      95.21
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 180                               428     $19,267,646       1.94%     9.961%       650    $45,018     97.13%   38.73%     98.59%
181 - 240                              86       3,846,147       0.39      8.645        648     44,723     88.79    75.34     100.00
241 - 360                           4,547     935,926,597      94.09      7.438        629    205,834     82.80    54.12      95.12
421 - 480                             130      35,713,729       3.59      7.048        617    274,721     80.49    36.51      97.29
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                  of Loans   Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
2 YR ARM                            2,261    $466,779,044      46.92%     7.619%       616   $206,448     83.11%   47.60%     93.76%
2 YR ARM IO                           981     285,668,400      28.72      6.956        645    291,201     82.13    57.21      98.34
Fixed                               1,308     157,753,314      15.86      7.787        635    120,607     83.01    67.92      93.56
3 YR ARM                              121      28,008,694       2.82      7.531        610    231,477     82.39    48.34      92.89
3 YR ARM IO                            73      21,103,015       2.12      7.145        646    289,082     82.91    52.65      97.02
Balloon 15/30                         364      16,047,701       1.61     10.320        653     44,087     99.91    27.53      98.86
2 YR ARM BALLOON 30/40                 29       8,211,295       0.83      7.572        647    283,148     78.06    26.88     100.00
FIXED IO                               23       5,005,597       0.50      6.837        658    217,635     82.62    61.51      97.80
5 YR ARM                               16       3,788,020       0.38      6.643        665    236,751     81.46    46.14     100.00
Balloon 30/40                           2         719,793       0.07      6.857        698    359,896     83.31    33.90     100.00
Other                                  13       1,669,245       0.17      7.821        677    128,403     90.36    49.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                          143     $26,614,359       2.68%     7.485%       623   $186,114     80.44%   28.33%     96.12%
1.01 - 1.50%                           78      21,735,969       2.19      7.082        645    278,666     82.58    30.97      99.08
1.51 - 2.00%                        1,085     286,325,675      28.78      7.291        628    263,895     82.34    60.18      95.46
2.51 - 3.00%                        2,161     473,953,637      47.65      7.418        626    219,321     83.01    47.60      95.44
3.01 - 3.50%                            2         297,867       0.03      7.220        700    148,933     87.54    37.73     100.00
4.51 - 5.00%                            2         340,441       0.03      8.541        569    170,220     83.36   100.00     100.00
5.51 - 6.00%                           16       5,368,157       0.54      7.071        625    335,510     82.34    43.85      88.07
N/A                                 1,704     180,118,015      18.11      7.990        638    105,703     84.56    63.78      94.19
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                        1,641    $350,260,851      35.21%     7.424%       626   $213,444     83.15%   36.44%     95.86%
1.01 - 1.50%                        1,811     455,260,964      45.77      7.320        628    251,387     82.34    62.19      95.35
1.51 - 2.00%                           29       7,872,879       0.79      7.104        615    271,479     79.63    41.20      89.65
3.01% & Above                           6       1,241,410       0.12      8.505        625    206,902     95.54    82.04     100.00
N/A                                 1,704     180,118,015      18.11      7.990        638    105,703     84.56    63.78      94.19
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 12                                  1        $206,183       0.02%     6.600%       617   $206,183     85.00%    0.00%    100.00%
13 - 24                             3,273     760,675,237      76.47      7.370        627    232,409     82.69    51.01      95.55
25 - 36                               195      49,371,464       4.96      7.359        626    253,187     82.62    49.93      94.70
49 & Above                             18       4,383,220       0.44      6.578        663    243,512     81.26    53.45     100.00
N/A                                 1,704     180,118,015      18.11      7.990        638    105,703     84.56    63.78      94.19
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate                  Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
11.99% & Below                         77     $24,381,166       2.45%     5.829%       651   $316,639     79.77%   51.03%    100.00%
12.00 - 12.49%                        113      34,216,601       3.44      6.253        657    302,802     80.83    41.14      98.63
12.50 - 12.99%                        394     133,899,949      13.46      6.656        643    339,848     80.73    53.36      98.37
13.00 - 13.49%                        403     122,393,008      12.30      6.921        642    303,705     81.75    53.70      96.77
13.50 - 13.99%                      1,047     240,181,535      24.14      7.376        623    229,400     82.53    50.60      93.70
14.00 - 14.49%                        420      90,947,386       9.14      7.780        615    216,541     83.66    47.65      96.58
14.50 - 14.99%                        630     110,266,042      11.08      8.091        607    175,025     85.19    50.98      93.10
15.00 - 15.49%                        173      27,386,415       2.75      8.651        619    158,303     87.86    45.88      93.05
15.50 - 15.99%                        159      20,394,125       2.05      9.314        593    128,265     86.31    52.77      90.97
16.00% & Above                         71      10,569,877       1.06     10.100        592    148,872     79.24    65.53      97.37
N/A                                 1,704     180,118,015      18.11      7.990        638    105,703     84.56    63.78      94.19
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Margin                             Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
4.99% & Below                         184     $48,754,165       4.90%     6.416%       662   $264,968     81.91%   41.43%     98.49%
5.00 - 5.49%                          252      72,918,606       7.33      6.488        655    289,360     80.46    36.28      96.15
5.50 - 5.99%                          447     122,399,251      12.30      6.914        637    273,824     81.68    53.64      96.22
6.00 - 6.49%                          661     179,663,458      18.06      7.060        634    271,806     81.75    51.18      97.99
6.50 - 6.99%                        1,506     324,285,156      32.60      7.729        613    215,329     83.33    54.73      93.75
7.00% & Above                         437      66,615,469       6.70      8.891        606    152,438     86.88    49.96      93.34
N/A                                 1,704     180,118,015      18.11      7.990        638    105,703     84.56    63.78      94.19
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              5,191    $994,754,119     100.00%     7.478%       629   $191,631     83.02%   53.27%     95.28%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

Selected Mortgage Loan Data(1)

                     The Group II Adjustable Mortgage Loans

 Scheduled Principal Balance:                                      $814,636,104
 Number of Mortgage Loans:                                                3,487
 Average Scheduled Principal Balance:                                  $233,621
 Weighted Average Gross Coupon:                                          7.364%
 Weighted Average Net Coupon: (2)                                        6.854%
 Weighted Average Current FICO Score:                                       627
 Weighted Average Original LTV Ratio:                                    82.66%
 Weighted Average Combined Original LTV Ratio:                           82.68%
 Weighted Average Stated Remaining Term (months):                           363
 Weighted Average Seasoning(months):                                          2
 Weighted Average Months to Roll: (3)                                        23
 Weighted Average Gross Margin: (3)                                       6.37%
 Weighted Average Initial Rate Cap: (3)                                   2.56%
 Weighted Average Periodic Rate Cap: (3)                                  1.30%
 Weighted Average Gross Maximum Lifetime Rate: (3)                       13.71%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
$50,000 & Below                        46      $2,026,576       0.25%     9.083%       629    $44,056     84.34%   80.00%     79.60%
$50,001 - $75,000                     228      14,282,918       1.75      8.623        608     62,644     83.45    74.01      85.89
$75,001 - $100,000                    240      20,960,387       2.57      8.252        614     87,335     84.91    67.25      91.74
$100,001 - $125,000                   306      34,326,813       4.21      8.181        605    112,179     84.44    64.27      93.17
$125,001 - $150,000                   264      36,134,780       4.44      8.097        611    136,874     84.59    60.49      87.78
$150,001 - $200,000                   705     123,557,282      15.17      7.530        624    175,259     83.09    59.16      94.92
$200,001 - $250,000                   463     103,385,681      12.69      7.411        624    223,295     82.83    55.30      96.79
$250,001 - $300,000                   336      91,811,052      11.27      7.195        631    273,247     83.16    54.68      98.22
$300,001 - $350,000                   201      65,097,219       7.99      7.252        627    323,867     83.80    41.18      96.93
$350,001 - $400,000                   231      87,033,630      10.68      7.065        635    376,769     81.92    45.49      97.83
$400,001 & Above                      467     236,019,766      28.97      7.064        634    505,396     81.38    41.49      95.57
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
5.00 - 5.49%                           14      $4,961,076       0.61%     5.281%       683   $354,363     76.28%   80.45%    100.00%
5.50 - 5.99%                          112      36,317,597       4.46      5.824        662    324,264     79.86    56.19      98.98
6.00 - 6.49%                          241      74,059,007       9.09      6.286        665    307,299     81.37    56.38      99.37
6.50 - 6.99%                          621     201,709,174      24.76      6.751        640    324,813     80.84    55.84      98.63
7.00 - 7.49%                          417     123,466,300      15.16      7.248        627    296,082     82.03    45.54      96.80
7.50 - 7.99%                        1,140     225,172,856      27.64      7.721        614    197,520     83.64    45.75      91.05
8.00 - 8.49%                          366      63,931,780       7.85      8.230        610    174,677     84.99    46.66      93.41
8.50 - 8.99%                          315      49,514,069       6.08      8.720        591    157,188     86.87    52.66      94.57
9.00% & Above                         261      35,504,244       4.36      9.660        593    136,032     85.79    59.37      94.76
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
740 & Above                            86     $21,829,520       2.68%     6.693%       765   $253,832     83.31%   33.13%     93.90%
720 - 739                              70      18,770,839       2.30      6.726        730    268,155     82.67    40.72      96.75
700 - 719                             114      29,426,334       3.61      6.862        709    258,126     81.83    32.87      96.11
680 - 699                             196      52,547,485       6.45      7.040        689    268,099     83.58    28.00      90.89
660 - 679                             311      80,800,570       9.92      7.129        669    259,809     83.03    35.94      89.62
640 - 659                             423     108,968,002      13.38      7.136        649    257,608     82.61    37.34      96.06
620 - 639                             521     119,711,382      14.70      7.284        629    229,772     82.81    48.41      95.22
600 - 619                             538     125,570,309      15.41      7.365        609    233,402     84.16    64.27      96.54
580 - 599                             584     124,726,942      15.31      7.512        590    213,574     82.36    72.87      97.40
560 - 579                             296      61,569,187       7.56      7.984        570    208,004     83.50    60.78      98.93
540 - 559                             187      40,262,355       4.94      7.960        550    215,307     80.09    56.96      96.79
520 - 539                             111      20,966,590       2.57      8.385        530    188,888     78.67    48.08      98.58
500 - 519                              50       9,486,589       1.16      8.428        511    189,732     74.18    63.79      96.35
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Lien                               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
First Lien                          3,484    $814,413,424      99.97%     7.364%       627   $233,758     82.68%   50.93%     95.52%
Second Lien                             3         222,680       0.03      8.244        690     74,227    100.00   100.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                         64     $14,293,645       1.75%     7.762%       581   $223,338     51.14%   32.99%     90.68%
60.01 - 70.00%                        116      29,925,588       3.67      7.747        585    257,979     66.84    32.57      89.25
70.01 - 80.00%                      1,891     468,010,037      57.45      7.063        638    247,493     79.48    46.59      96.86
80.01 - 85.00%                        257      62,189,335       7.63      7.638        594    241,982     84.49    47.48      95.60
85.01 - 90.00%                        755     162,988,012      20.01      7.664        616    215,878     89.84    64.20      91.96
90.01 - 95.00%                        175      36,372,232       4.46      7.991        625    207,841     94.87    53.11      98.39
95.01 - 100.00%                       229      40,857,254       5.02      8.228        641    178,416     99.86    71.09      98.03
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
LTV                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                         67     $14,516,325       1.78%     7.769%       583   $216,662     51.89%   34.02%     90.82%
60.01 - 70.00%                        116      29,925,588       3.67      7.747        585    257,979     66.84    32.57      89.25
70.01 - 80.00%                      1,891     468,010,037      57.45      7.063        638    247,493     79.48    46.59      96.86
80.01 - 85.00%                        257      62,189,335       7.63      7.638        594    241,982     84.49    47.48      95.60
85.01 - 90.00%                        755     162,988,012      20.01      7.664        616    215,878     89.84    64.20      91.96
90.01 - 95.00%                        175      36,372,232       4.46      7.991        625    207,841     94.87    53.11      98.39
95.01 - 100.00%                       226      40,634,574       4.99      8.228        641    179,799     99.86    70.93      98.02
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Full                                1,969    $415,017,390      50.95%     7.328%       616   $210,776     83.99%  100.00%     95.19%
Stated                              1,432     374,644,020      45.99      7.412        640    261,623     81.27     0.00      96.26
Limited                                73      20,696,899       2.54      7.358        611    283,519     81.41     0.00      87.93
No Doc                                  8       2,967,493       0.36      6.356        717    370,937     83.56     0.00     100.00
Alt                                     5       1,310,301       0.16      7.615        645    262,060     88.22     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                            Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Purchase                            2,388    $535,113,002      65.69%     7.260%       639   $224,084     83.19%   51.50%     96.25%
Cashout Refi                        1,005     261,320,006      32.08      7.545        605    260,020     81.53    50.14      94.02
Rate/term Refi                         94      18,203,096       2.23      7.833        603    193,650     84.24    46.27      95.69
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Owner Occupied                      3,284    $778,158,752      95.52%     7.346%       626   $236,955     82.72%   50.77%    100.00%
Investor                              173      29,046,179       3.57      7.710        649    167,897     82.19    59.04       0.00
Second Home                            30       7,431,173       0.91      7.954        636    247,706     80.24    38.09       0.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Single Family                       2,815    $648,392,242      79.59%     7.373%       624   $230,335     82.56%   51.87%     96.72%
PUD                                   202      50,312,410       6.18      7.291        628    249,071     83.23    43.18      95.87
2 Family                              166      45,799,727       5.62      7.218        649    275,902     83.48    38.68      87.79
Condo                                 214      44,430,731       5.45      7.374        643    207,620     82.33    53.55      88.95
3-4 Family                             57      18,900,585       2.32      7.554        639    331,589     84.25    69.12      87.62
PUD Detached                           18       4,092,319       0.50      7.604        618    227,351     81.24    31.00     100.00
PUD Attached                            6       1,449,140       0.18      7.624        630    241,523     83.12    14.19     100.00
Manu/mobile Home                        7         955,287       0.12      7.000        671    136,470     83.53    83.53      67.84
Condo Hi-rise                           1         171,663       0.02      7.475        714    171,663     80.00     0.00     100.00
Townhouse                               1         132,000       0.02      7.990        627    132,000    100.00   100.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
State                              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
CA                                    729    $258,390,366      31.72%     6.889%       636   $354,445     80.63%   41.41%     96.78%
FL                                    395      81,441,874      10.00      7.562        625    206,182     82.97    58.71      91.25
IL                                    279      57,008,302       7.00      7.497        631    204,331     85.37    48.35      95.18
NJ                                    154      44,794,686       5.50      7.545        618    290,875     84.26    46.04      96.29
NY                                     92      32,608,217       4.00      7.207        631    354,437     82.35    37.99      95.14
MN                                    163      31,126,945       3.82      7.717        611    190,963     84.39    57.74      93.83
GA                                    182      30,583,280       3.75      7.840        609    168,040     85.83    65.67      94.71
MD                                    108      29,038,449       3.56      7.464        619    268,875     82.91    69.76      97.22
VA                                    109      28,929,888       3.55      7.484        621    265,412     81.01    55.86      95.95
MA                                     82      23,912,254       2.94      7.417        632    291,613     81.79    53.57     100.00
Other                               1,194     196,801,843      24.16      7.685        624    164,826     83.72    57.09      95.17
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
20721                                   6      $2,707,523       0.33%     7.445%       650   $451,254     85.01%   48.33%    100.00%
92508                                   6       2,437,834       0.30      6.543        637    406,306     84.39    51.30     100.00
11221                                   5       2,198,625       0.27      7.445        638    439,725     80.91    46.54      80.73
60618                                   7       2,156,030       0.26      6.733        688    308,004     81.73    11.89     100.00
93905                                   5       2,089,382       0.26      6.677        663    417,876     80.00    17.80     100.00
92503                                   6       2,025,023       0.25      7.217        647    337,504     81.68     0.00     100.00
92530                                   7       1,918,679       0.24      7.365        627    274,097     82.99    44.03      86.84
94551                                   4       1,885,550       0.23      6.972        630    471,388     79.18   100.00      72.86
94531                                   4       1,882,000       0.23      7.216        647    470,500     81.34    20.09     100.00
94603                                   6       1,759,137       0.22      6.731        639    293,189     76.94    84.08     100.00
Other                               3,431     793,576,322      97.41      7.373        627    231,296     82.71    51.19      95.55
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 180                                 3        $222,680       0.03%     8.244%       690    $74,227    100.00%  100.00%    100.00%
241 - 360                           3,371     782,525,220      96.06      7.376        628    232,134     82.73    51.62      95.45
421 - 480                             113      31,888,204       3.91      7.066        617    282,196     81.27    34.05      97.29
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                  of Loans   Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
2 YR ARM                            2,261    $466,779,044      57.30%     7.619%       616   $206,448     83.11%   47.60%     93.76%
2 YR ARM IO                           981     285,668,400      35.07      6.956        645    291,201     82.13    57.21      98.34
3 YR ARM                              121      28,008,694       3.44      7.531        610    231,477     82.39    48.34      92.89
3 YR ARM IO                            73      21,103,015       2.59      7.145        646    289,082     82.91    52.65      97.02
2 YR ARM BALLOON 30/40                 29       8,211,295       1.01      7.572        647    283,148     78.06    26.88     100.00
5 YR ARM                               16       3,788,020       0.46      6.643        665    236,751     81.46    46.14     100.00
5 YR ARM IO                             2         595,200       0.07      6.162        648    297,600     80.00   100.00     100.00
3 YR ARM BALLOON 30/40                  1         259,755       0.03      6.250        759    259,755     83.90     0.00     100.00
2 YR ARM BALLOON 15/30                  3         222,680       0.03      8.244        690     74,227    100.00   100.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                          143     $26,614,359       3.27%     7.485%       623   $186,114     80.44%   28.33%     96.12%
1.01 - 1.50%                           78      21,735,969       2.67      7.082        645    278,666     82.58    30.97      99.08
1.51 - 2.00%                        1,085     286,325,675      35.15      7.291        628    263,895     82.34    60.18      95.46
2.51 - 3.00%                        2,161     473,953,637      58.18      7.418        626    219,321     83.01    47.60      95.44
3.01 - 3.50%                            2         297,867       0.04      7.220        700    148,933     87.54    37.73     100.00
4.51 - 5.00%                            2         340,441       0.04      8.541        569    170,220     83.36   100.00     100.00
5.51 - 6.00%                           16       5,368,157       0.66      7.071        625    335,510     82.34    43.85      88.07
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
0.51 - 1.00%                        1,641    $350,260,851      43.00%     7.424%       626   $213,444     83.15%   36.44%     95.86%
1.01 - 1.50%                        1,811     455,260,964      55.89      7.320        628    251,387     82.34    62.19      95.35
1.51 - 2.00%                           29       7,872,879       0.97      7.104        615    271,479     79.63    41.20      89.65
3.01% & Above                           6       1,241,410       0.15      8.505        625    206,902     95.54    82.04     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 12                                  1        $206,183       0.03%     6.600%       617   $206,183     85.00%    0.00%    100.00%
13 - 24                             3,273     760,675,237      93.38      7.370        627    232,409     82.69    51.01      95.55
25 - 36                               195      49,371,464       6.06      7.359        626    253,187     82.62    49.93      94.70
49 & Above                             18       4,383,220       0.54      6.578        663    243,512     81.26    53.45     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate                  Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
11.99% & Below                         77     $24,381,166       2.99%     5.829%       651   $316,639     79.77%   51.03%    100.00%
12.00 - 12.49%                        113      34,216,601       4.20      6.253        657    302,802     80.83    41.14      98.63
12.50 - 12.99%                        394     133,899,949      16.44      6.656        643    339,848     80.73    53.36      98.37
13.00 - 13.49%                        403     122,393,008      15.02      6.921        642    303,705     81.75    53.70      96.77
13.50 - 13.99%                      1,047     240,181,535      29.48      7.376        623    229,400     82.53    50.60      93.70
14.00 - 14.49%                        420      90,947,386      11.16      7.780        615    216,541     83.66    47.65      96.58
14.50 - 14.99%                        630     110,266,042      13.54      8.091        607    175,025     85.19    50.98      93.10
15.00 - 15.49%                        173      27,386,415       3.36      8.651        619    158,303     87.86    45.88      93.05
15.50 - 15.99%                        159      20,394,125       2.50      9.314        593    128,265     86.31    52.77      90.97
16.00% & Above                         71      10,569,877       1.30     10.100        592    148,872     79.24    65.53      97.37
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Margin                             Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
4.99% & Below                         184     $48,754,165       5.98%     6.416%       662   $264,968     81.91%   41.43%     98.49%
5.00 - 5.49%                          252      72,918,606       8.95      6.488        655    289,360     80.46    36.28      96.15
5.50 - 5.99%                          447     122,399,251      15.03      6.914        637    273,824     81.68    53.64      96.22
6.00 - 6.49%                          661     179,663,458      22.05      7.060        634    271,806     81.75    51.18      97.99
6.50 - 6.99%                        1,506     324,285,156      39.81      7.729        613    215,329     83.33    54.73      93.75
7.00% & Above                         437      66,615,469       8.18      8.891        606    152,438     86.88    49.96      93.34
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              3,487    $814,636,104     100.00%     7.364%       627   $233,621     82.68%   50.95%     95.52%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

Selected Mortgage Loan Data(1)

                     The Group II Fixed Rate Mortgage Loans

 Scheduled Principal Balance:                                      $180,118,015
 Number of Mortgage Loans:                                                1,704
 Average Scheduled Principal Balance:                                  $105,703
 Weighted Average Gross Coupon:                                          7.990%
 Weighted Average Net Coupon: (2)                                        7.480%
 Weighted Average Current FICO Score:                                       638
 Weighted Average Original LTV Ratio:                                    64.09%
 Weighted Average Combined Original LTV Ratio:                           84.56%
 Weighted Average Stated Remaining Term (months):                           339
 Weighted Average Seasoning(months):                                          1

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
$50,000 & Below                       637     $19,490,201      10.82%    10.164%       643    $30,597     98.50%   66.45%     98.30%
$50,001 - $75,000                     242      14,936,708       8.29      9.422        641     61,722     92.54    60.23      97.79
$75,001 - $100,000                    182      15,860,703       8.81      8.820        632     87,147     86.41    57.73      95.31
$100,001 - $125,000                   146      16,312,947       9.06      8.331        640    111,733     83.57    56.66      93.77
$125,001 - $150,000                   105      14,456,069       8.03      7.758        638    137,677     81.42    69.33      91.37
$150,001 - $200,000                   173      29,972,920      16.64      7.632        627    173,254     82.68    69.48      94.82
$200,001 - $250,000                    82      18,311,943      10.17      7.155        632    223,316     78.59    64.48      91.47
$250,001 - $300,000                    38      10,551,802       5.86      6.775        645    277,679     81.29    65.09     100.00
$300,001 - $350,000                    33      10,797,661       5.99      7.025        647    327,202     80.45    66.99      84.34
$350,001 - $400,000                    28      10,332,034       5.74      7.108        653    369,001     79.34    53.28      85.66
$400,001 & Above                       38      19,095,027      10.60      6.902        636    502,501     81.43    64.28      97.38
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
5.50 - 5.99%                            5      $1,661,413       0.92%     5.916%       703   $332,283     80.42%   93.81%    100.00%
6.00 - 6.49%                           92      23,905,812      13.27      6.257        659    259,846     75.96    80.04      95.82
6.50 - 6.99%                          195      38,063,449      21.13      6.766        645    195,197     79.83    71.60      92.19
7.00 - 7.49%                          110      19,972,627      11.09      7.253        625    181,569     81.16    58.86      95.39
7.50 - 7.99%                          202      31,092,729      17.26      7.736        621    153,924     80.76    65.08      91.12
8.00 - 8.49%                           50       6,602,235       3.67      8.236        606    132,045     77.31    71.17      91.01
8.50 - 8.99%                          161      13,893,857       7.71      8.806        638     86,297     87.39    63.09      90.08
9.00% & Above                         889      44,925,893      24.94     10.240        639     50,535     97.63    47.82      98.15
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
740 & Above                            50      $7,671,537       4.26%     7.280%       763   $153,431     86.79%   78.87%     83.60%
720 - 739                              46       4,508,592       2.50      7.844        728     98,013     86.75    59.20      94.08
700 - 719                              70       7,074,347       3.93      8.009        710    101,062     89.36    29.54      97.55
680 - 699                             139      14,723,577       8.17      8.071        690    105,925     89.20    51.10      88.33
660 - 679                             202      22,667,673      12.58      7.589        670    112,216     84.69    52.62      88.75
640 - 659                             289      26,965,593      14.97      8.180        649     93,307     87.85    48.58      93.79
620 - 639                             295      29,791,014      16.54      7.991        630    100,986     86.12    69.79      95.87
600 - 619                             292      28,097,299      15.60      8.140        610     96,224     84.53    82.33      96.92
580 - 599                             197      18,933,052      10.51      8.220        590     96,107     82.85    75.75      99.05
560 - 579                              46       7,118,254       3.95      7.760        570    154,745     76.33    75.48      99.37
540 - 559                              41       7,146,006       3.97      7.875        550    174,293     71.51    55.70      93.75
520 - 539                              21       2,706,584       1.50      8.080        529    128,885     72.57    77.60      98.15
500 - 519                              16       2,714,487       1.51      8.846        506    169,655     66.17    66.46     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Lien                               Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
First Lien                            757    $134,095,625      74.45%     7.267%       633   $177,141     79.43%   68.32%     92.38%
Second Lien                           947      46,022,391      25.55     10.097        651     48,598     99.51    50.56      99.48
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                         61      $7,407,681       4.11%     7.472%       610   $121,437     47.07%   55.99%     88.98%
60.01 - 70.00%                         76      13,579,906       7.54      7.162        605    178,683     66.02    61.19      95.81
70.01 - 80.00%                        377      66,902,485      37.14      7.118        634    177,460     78.86    64.88      94.04
80.01 - 85.00%                         71      13,044,103       7.24      7.286        637    183,720     84.38    78.89      89.12
85.01 - 90.00%                        133      26,558,685      14.75      7.466        642    199,689     89.70    74.43      89.93
90.01 - 95.00%                         67       5,618,933       3.12      8.865        644     83,865     94.50    67.76      94.98
95.01 - 100.00%                       919      47,006,222      26.10      9.938        654     51,149     99.90    53.52      98.48
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
LTV                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
60.00% & Below                      1,008     $53,430,072      29.66%     9.733%       645    $53,006     92.24%   51.32%     98.03%
60.01 - 70.00%                         76      13,579,906       7.54      7.162        605    178,683     66.02    61.19      95.81
70.01 - 80.00%                        377      66,902,485      37.14      7.118        634    177,460     78.86    64.88      94.04
80.01 - 85.00%                         70      13,019,951       7.23      7.278        637    185,999     84.37    78.85      89.28
85.01 - 90.00%                        121      25,677,452      14.26      7.383        642    212,210     89.73    74.85      89.59
90.01 - 95.00%                         30       3,807,408       2.11      8.305        646    126,914     94.66    67.38      92.60
95.01 - 100.00%                        22       3,700,741       2.05      8.006        690    168,216     99.18   100.00      86.50
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Full                                1,112    $114,883,365      63.78%     7.759%       632   $103,312     84.24%  100.00%     93.65%
Stated                                562      60,442,571      33.56      8.477        651    107,549     85.53     0.00      94.76
Limited                                19       4,490,938       2.49      7.119        598    236,365     78.77     0.00     100.00
Alt                                    11         301,142       0.17     11.173        633     27,377     99.89     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                            Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Cashout Refi                          587     $90,554,093      50.27%     7.507%       624   $154,266     79.75%   68.37%     93.16%
Purchase                            1,061      83,991,727      46.63      8.524        653     79,163     89.89    58.88      94.95
Rate/term Refi                         56       5,572,195       3.09      7.785        633     99,503     82.46    63.16      99.46
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                          Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Owner Occupied                      1,637    $169,659,275      94.19%     8.014%       636   $103,640     84.78%   63.42%    100.00%
Investor                               54       8,457,492       4.70      7.512        665    156,620     79.05    66.64       0.00
Second Home                            13       2,001,248       1.11      7.972        680    153,942     89.23    82.81       0.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                      Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Single Family                       1,385    $141,051,785      78.31%     8.008%       634   $101,842     84.85%   66.60%     96.55%
2 Family                               85      13,632,678       7.57      7.944        657    160,384     84.96    45.32      80.78
Condo                                 112      10,722,887       5.95      8.087        650     95,740     86.01    62.09      84.90
PUD                                    64       7,753,983       4.30      7.865        635    121,156     80.24    40.70      99.45
3-4 Family                             18       4,251,506       2.36      7.188        681    236,195     77.53    79.06      76.90
PUD Detached                           31       2,052,027       1.14      8.259        621     66,194     87.99    65.71     100.00
PUD Attached                            5         363,684       0.20      8.988        687     72,737     90.92    40.66      59.34
Manu/mobile Home                        3         267,996       0.15      9.606        575     89,332     54.71    32.91      32.91
Condo Hi-rise                           1          21,469       0.01      9.490        714     21,469     90.00     0.00     100.00
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
State                              Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
CA                                    229     $31,028,600      17.23%     8.277%       646   $135,496     85.85%   37.71%     97.88%
FL                                    214      24,756,979      13.74      7.900        622    115,687     82.10    71.77      92.74
NY                                     83      19,634,964      10.90      7.118        652    236,566     79.92    54.96      93.41
GA                                    106       9,094,323       5.05      8.337        611     85,796     83.87    69.93      91.59
NJ                                     49       9,041,730       5.02      7.254        632    184,525     80.74    81.15      98.34
IL                                    113       8,884,961       4.93      8.531        648     78,628     89.37    61.27      84.71
MD                                     56       8,334,769       4.63      7.659        630    148,835     82.30    83.49      97.60
TX                                    111       7,545,898       4.19      8.275        632     67,981     87.11    59.52      99.44
MA                                     45       6,408,177       3.56      7.927        641    142,404     86.72    67.40     100.00
MN                                     67       4,961,554       2.75      7.893        636     74,053     87.28    76.83      99.40
Other                                 631      50,426,060      28.00      8.200        640     79,915     86.20    71.20      91.74
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
33325                                   3      $1,350,305       0.75%     8.282%       610   $450,102     89.71%  100.00%    100.00%
60402                                   5       1,102,196       0.61      8.921        698    220,439     84.44     0.00       6.31
55128                                   7       1,050,869       0.58      6.900        674    150,124     85.73   100.00     100.00
20603                                   3         939,892       0.52      6.546        664    313,297     76.62   100.00     100.00
11747                                   2         909,194       0.50      6.691        643    454,597     77.81   100.00     100.00
96740                                   3         835,624       0.46      7.942        662    278,541     85.19    62.02     100.00
33157                                   2         831,500       0.46      7.221        611    415,750     81.16    94.21     100.00
92805                                   2         781,807       0.43      7.385        636    390,903     85.40    54.02     100.00
93550                                   5         770,480       0.43      7.986        660    154,096     87.29    49.25      50.75
20841                                   1         744,760       0.41      6.550        629    744,760     90.00   100.00     100.00
Other                               1,671     170,801,389      94.83      8.016        637    102,215     84.57    63.11      94.70
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity       Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
1 - 180                               425     $19,044,966      10.57%     9.981%       649    $44,812     97.09%   38.01%     98.57%
181 - 240                              86       3,846,147       2.14      8.645        648     44,723     88.79    75.34     100.00
241 - 360                           1,176     153,401,377      85.17      7.753        636    130,443     83.16    66.86      93.43
421 - 480                              17       3,825,525       2.12      6.902        621    225,031     73.95    57.05      97.26
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                   Number                   Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                     of      Principal     Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                  Loans      Balance       Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  --------------  ---------   --------   --------  ---------  --------   -----   --------
Fixed                               1,308    $157,753,314      87.58%     7.787%       635   $120,607     83.01%   67.92%     93.56%
Balloon 15/30                         364      16,047,701       8.91     10.320        653     44,087     99.91    27.53      98.86
Fixed IO                               23       5,005,597       2.78      6.837        658    217,635     82.62    61.51      97.80
Balloon 30/40                           2         719,793       0.40      6.857        698    359,896     83.31    33.90     100.00
Balloon 20/30                           7         591,610       0.33     10.022        665     84,516    100.00     0.00     100.00
Total:                              1,704    $180,118,015     100.00%     7.990%       638   $105,703     84.56%   63.78%     94.19%
==================================  ======  ==============  =========   ========   ========  =========  ========   =====   ========